                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-21046

                                  VAN ECK FUNDS, INC.
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2006

ITEM 1. REPORT TO SHAREHOLDERS.
SEMI-ANNUAL REPORT

J U N E 3 0 , 2 0 0 6

               Van Eck Funds

                    EMERGING MARKETS FUND

                    GLOBAL HARD ASSETS FUND

                    INTERNATIONAL INVESTORS GOLD FUND

               Van Eck Funds, Inc.

                    MID CAP VALUE FUND

The information in the shareholder letter represents the personal opinions of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the portfolio manager are as of June 30, 2006, and are subject to change.

Emerging Markets Fund

Dear Shareholder:

We are pleased to report that the Class A Shares of the Van Eck Emerging Markets Fund gained 10.93% for the six months ended June 30, 2006. In comparison, emerging markets in general returned 7.33% for the same period, as measured by the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index.1 During this period, we believe that the Fund benefited from successful stock selection, particularly amongst its small- and mid-cap holdings.

Market and Economic Review

When we last reported to you in the shareholder letter in January, emerging markets had enjoyed the rewards of investors’ sanguine appetite for risk, climbing 34.54% in 2005 as measured by the MSCI EMF Index. This momentum accelerated during the first quarter of 2006, propelling the Index to all-time highs in early May. For the period January 1 through the market high on May 8, the Index gained an astonishing 25.93% precipitated by record inflows into emerging market equities. However, the Index, along with most equity markets, changed course on May 10 in reaction to the U.S. Federal Reserve Board’s 16th federal funds rate increase since June 2004 and the accompanying comments from new Chairman Ben Bernanke signaling the possibility of more inflation-fighting measures. The global equity sell-off continued through May and June, although the landscape brightened somewhat following Bernanke’s more dovish comments on future rate hikes at the end of June.

Monetary tightening, partly in response to inflationary concerns, was the major global theme as the first half ended. In 2006, by the end of June the Fed had raised U.S. rates four times, the European Central Bank (ECB) had increased rates twice (March and June), and the Bank of Japan was signaling an end to its ZIRP (zero interest rate policy). Investors reacted by moving away from traditionally riskier asset classes, including emerging market equities. The threat of a slowdown in the global economic expansion reduced demand for commodities, and this hurt many of last year’s strongest emerging markets. Further, growing uncertainty over the U.S. consumers’ reactions to higher interest rates and a weakening housing market continued to hang over the markets.

Despite the mounting headwinds, it is our belief that the recent market decline in emerging market equities does not presage a significant impairment in the category’s fundamentals. The structural foundations of emerging market economies and companies have vastly improved, thus allowing a strong footing for continued growth. Following the brief sell-off in the second quarter, current valuations appear fairly attractive, given both the massive de-leveraging by emerging market companies in recent years and the power of the long-term domestic-demand story of many emerging markets.

The good news is that emerging market equities significantly outperformed the broader U.S. equity market as measured by the S&P 500 Index2 in the first six months of this year (7.33% versus 2.71%). However, they lagged the developed international markets as measured by the MSCI EAFE Index3 (+8.50%). On a regional basis, Latin American markets were the best performers, gaining 10.15% in U.S. dollar terms, followed by the emerging Asian markets (+6.12%). The markets of Eastern Europe, the Middle East and Africa (EMEA) lagged, posting a 2.07% return.

Fund Review

Throughout the first half of 2006, we continued to favor Asia over Latin America and the EMEA markets in terms of regional weightings. In our view, prospects for Asia are very favorable based on comparatively stronger economic growth and better valuations than the EMEA markets, as well as the nascent economic recovery of the region’s key market, Japan.

As of June 30, 2006, the Fund’s six largest country allocations were South Korea, Taiwan, Hong Kong/China, Brazil, South Africa and Russia (representing 24.1%, 13.3%, 12.5%, 10.7%, 7.4% and 5.8% of Fund net assets respectively). For the six months, Russia proved to be the best performer, climbing 33.21% in U.S. dollar terms.

Emerging Markets Fund

South Korean equities (24.1% of Fund net assets as of June 30) as a group performed poorly in the first half, losing 0.10% in U.S. dollar terms, as measured by the KOSPI Index4. The possibility of waning corporate earnings momentum due to rising interest rates and slowing global growth weighed heavily. However, the Fund’s overall stock selection contributed positively to performance. For example, forged component manufacturer Taewoong (3.2% of Fund net assets) remained a top performer based on strong industrial demand for its products, in part from the shipbuilding industry. On the other hand, global electronics and appliance manufacturer, Samsung Electronics (3.3% of Fund net assets), experienced share price declines in response to disappointing first quarter earnings.

Taiwanese equities (13.3% of Fund net assets as of June 30) also underperformed other Asian markets in the first half, returning 4.47% in U.S. dollar terms, as measured by the Taiwan Weighted Price Index. Cognizant of the weakness in domestic demand, the Taiwanese central bank kept interest rates low. Going forward, flexibility is likely to be constrained by rising inflation and the widening discount between Taiwanese and U.S. rates. Despite the market’s weakness, we increased the Fund’s allocation, as select investments have proved to be credible additions. One such position is Catcher Technology (1.0% of Fund net assets), a major component supplier producing metallic parts for handheld electronics such as portable digital music players, laptop notebooks and cell phones.

The Fund maintained an overweight exposure to Hong Kong/China equities (12.5% of Fund net assets as of June 30), which proved beneficial. Hong Kong stocks and Hong Kong-listed Chinese stocks performed well, as healthy growth persisted. The Hang Seng Index rose 11.70% in U.S. dollar terms in the first half. At the end of April, the central bank of China announced an increase of 27 basis points in its one-year lending rate—its first hike in 18 months. The previous rate increase (also 27 basis points) was in October 2004 and had been the first rate increase in nine years. Combined with a number of administrative measures, this tightening of liquidity was aimed at cooling the economy, particularly China’s red-hot real estate market. Despite Hong Kong/China’s favorable market performance, your Fund’s stock selection in this region did not prove beneficial. For example, shares of the Hong Kong-listed consumer products manufacturer Techtronic Industries (1.6% of Fund net assets) declined after the company issued a profit warning in early January stemming from the decision of a major customer to reduce its inventory.

Although Indian equities (2.1% of Fund net assets as of June 30) performed well for most of 2005 and into this year’s first quarter, the market sold off dramatically in May and June as many investors sought to lock in profits following the extended period of outperformance. Still, the Sensex (the Bombay Exchange Sensitive Index) managed to gain 11.30% in U.S. dollar terms during the six months. We view the recent sell-off as an opportunity to find additional Indian investment candidates for the Fund, given that the longer-run growth prospects for the Indian economy are hard to ignore.

In Singapore (2.9% of Fund net assets as of June 30), First Engineering (1.0% of Fund net assets as of June 30), an investment holding company whose subsidiaries design, manufacture and fabricate high precision molds for plastic gears, was a negative contributor to the Fund over the period. Despite a high revenue profile, First Engineering’s results have been disrupted by high raw material prices, adversely affecting margins.

With Indonesian stocks climbing 21.27% in U.S. dollar terms in the first half, the Fund benefited from an overweight position (2.5% of Fund net assets as of June 30). Stocks were supported by better export growth, a stronger currency and a controllable—albeit comparatively high—level of inflation. PT Berlian Laju Tanker (1.2% of Fund net assets as of June 30), Indonesia’s largest shipping company by market value, was one of the Fund’s notable performers. In 2005 alone, the company added 11 new ships, and it has further plans for expansion this year. The company is expected to benefit from rising demand from China and India, the world’s two fastest growing markets for oil and chemicals.

Emerging Markets Fund

Benefiting the Fund’s relative performance was an overweight exposure to the strong-performing Brazilian equity market (10.7% of Fund net assets as of June 30), which rose 17.54% in U.S. dollar terms. The Brazilian economy has been a noteworthy performer and is on pace to end the year with the unusual combination of economic growth and low inflation. Despite an increase in wages and employment, price indices have been decelerating at a greater rate than expected. Favorable economic data, accompanied by falling domestic interest rates, should create a constructive campaign platform for President Lula da Silva’s re-election hopes in the second half of 2006. Benefiting from record high energy prices, integrated oil company Petróleo Brasileiro (Petrobras, 5.3% of Fund net assets) was a significantly positive performer for the Fund. Production levels should remain strong given the inauguration of two new deep-water platforms, and in June the company forecast robust growth through the year 2015. In addition, the Brazilian holding company Investimentos Itau (Itausa, 1.1% of Fund net assets) was a solid performer; through its subsidiaries, it is principally involved in banking.

We slightly reduced the Fund’s allocation to Mexican equities (4.2% of Fund net assets as of June 30) during the period, and this proved beneficial. Equity performance was clouded by the uncertainty over Mexico’s hotly contested Presidential election held on July 2. Right-of-center candidate Felipe Calderon eventually prevailed, by a mere half a percentage point, over the populist former mayor of Mexico City, Andres Manuel Lopez Obrador.

Russian equities climbed 33.21% in the first half, and we continued to increase the Fund’s exposure throughout the period (5.8% of Fund net assets as of June 30). Integrated oil giant Lukoil (2.9% of Fund net assets) continued to be a solid performer benefiting from crude oil prices hovering near record highs.

Large current account deficits caused significant currency deterioration in South Africa (7.4% of Fund net assets as of June 30) and Turkey (2.1% of Fund net assets). South Africa’s central bank unexpectedly raised its key interest rate on June 8, the first increase in three years. Consequently, shares of diversified financial services company FirstRand (1.9% of Fund net assets) suffered as higher borrowing costs hurt demand for loans and mortgages. Partially offsetting this loss was a positive performance from Turkey’s Enka Insaat ve Sanayi (2.1% of Fund net assets). In part due to its foreign currency earnings, Enka Insaat outperformed a dismal Turkish market (which fell 22.74% in U.S. dollar terms). In Turkey, inflation has increased more than expected, thus prompting the government to admit that it is not likely to meet this year’s inflation target.

The Fund’s holdings in Israeli equities were sold by June 30, primarily driven by stock specific issues. Nevertheless, from a macro-viewpoint the newly elected government coalition may have trouble maintaining fiscal discipline in the near term. Coalition partners have made many demands, such as an increase in welfare spending and higher minimum wages, which could increase the government’s budget and adversely impact the performance of industrial companies.

* * *

At this writing, we remain cautiously optimistic for emerging market equities as we look forward. Valuations generally appear reasonable, the U.S. Federal Reserve Board tightening cycle appears to be nearing a halt, and macroeconomic conditions in emerging markets remain sound. With many countries benefiting from current account surpluses, growing domestic demand and prudent fiscal and monetary policies, the appeal of the asset class remains strong. At the same time, the pace of global economic growth and the relative strength of commodity prices will be critical factors to monitor. With this said, we would expect gains from emerging market equities to remain positive but modest in the months ahead.

Given this view, we intend to maintain the Fund’s sizable allocation to the Brazilian market heading into the second half of the year, as we expect domestic demand to be supported by additional

Emerging Markets Fund

interest rate cuts. Elsewhere, we intend to maintain the Fund’s overweighted position in Hong Kong/China, given that economic prospects still appear favorable and valuations reasonable. Further relative underperformance of the Indian market may prompt an increase in exposure there. We will, of course, continue our strategy of trying to find value throughout the emerging markets and to identify those pockets of potential in what we see as one of the most exciting investment arenas.

The Fund is subject to risks associated with non-diversification, small and mid-cap companies, inflation, investments in other investment companies, borrowing to buy more securities and for other purposes, short sales, and investments in derivatives, commodity-linked instruments, illiquid securities, asset backed securities and CMOs as well as foreign, emerging markets and debt securities. Please see the prospectus for information on these and other risk considerations. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your participation in the Van Eck Emerging Markets Fund and look forward to helping you meet your investment goals in the future.

David A. Semple
Portfolio Manager

July 24, 2006

Emerging Markets Fund

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index is a market capitalization weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. “Free” indicates that the Index includes only those securities available to foreign (e.g. U.S.) investors.

[2]	The Standard & Poor’s (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor’s, is a total return index with dividends reinvested.

[3]	The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.

[4]	All regional and market returns are in U.S. dollar terms (unless otherwise specified) and are based on country-specific stock market indices, and reflect the reinvestment of any dividends if applicable. For example, the South Korean market is measured by the Korean Composite Index (KOSPI).

PERFORMANCE RECORD AS OF 6/30/06 (unaudited)

Average Annual	After Maximum	Before Sales
Total Return	Sales Charge*	Charge

A shares—

Year to Date	4.55%	10.93%

1 year	27.83%	35.63%

5 year	13.47%	14.82%

10 year	9.14%	9.79%

Life (since 12/20/93)	8.48%	8.99%

C shares—

Year to Date	9.55%	10.55%

1 Year	34.23%	35.23%

Life (since 10/3/03)	27.42%	27.42%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

*	A Shares: maximum sales charge is 5.75% C Shares: 1.00% redemption charge, first year

Emerging Markets Fund

Geographical Weightings*
as of June 30, 2006
(unaudited)

Sector Breakdown*
as of June 30, 2006 (unaudited)

Industrial	30.0%
Consumer, Cyclical	12.3%
Energy	11.2%
Financial	9.2%
Technology	8.3%
Communications	8.0%
Basic Materials	6.0%
Consumer, Non-Cyclical	4.2%
Utilities	2.9%
Diversified	2.5%
Cash/Equivalents plus Other Assets
Less Liabilities	5.4%

*Percentage of net assets.
Portfolio is subject to change.

Emerging Markets Fund
Top Ten Equity Holdings as of June 30, 2006* (unaudited)

Petróleo Brasileiro S.A. (Petrobras)
(Brazil, 5.3%)

Petrobras explores for, produces, refines, transports and markets petroleum and petroleum products, including gasoline, diesel oil, jet fuel, aromatic extracts, petrochemicals and turpentine. The company operates refineries, oil tankers and a distribution pipeline grid in Brazil and markets its products in Brazil and abroad.

SFA Engineering Corp.
(South Korea, 4.5%)

SFA Engineering’s principal activities are manufacturing and servicing technologies in factory automation and logistic management systems. The company focuses on key production and distribution attributes including quality control, communications, highly reliable production, system engineering and precision processing.

Samsung Electronics Co. Ltd.
(South Korea, 3.3%)

Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment, such as memory chips, semiconductors, personal computers, telecommunications equipment and televisions.

Taewoong Co. Ltd.
(South Korea, 3.2%)

Taewoong Co., Ltd. is a manufacturer engaged in the provision of free forging products for heavy industry. The company produces products for petrochemical installation, for ships and engines, for power plant installation, for special steel and for other products, including shafts, crane wheels and couplings.

Kookmin Bank
(South Korea, 3.2%)

Kookmin Bank provides various commercial banking services, such as deposits, credit cards, trust funds, foreign exchange transactions and corporate finance. The Bank also offers Internet banking services.

LUKOIL
(Russia, 2.9%)

LUKOIL explores for, produces, refines, transports and markets oil and gas, mainly from Western Siberia. The company also manufactures petrochemicals, fuels and other petroleum products. LUKOIL operates refineries and gasoline filling stations in Russia and the United States. The company transports oil through pipelines and petroleum products with its fleet of ships.

Kingboard Chemical Holdings Ltd.
(Hong Kong, 2.5%)

Kingboard Chemical Holdings, through its subsidiaries, manufactures laminates, copper foil, glass fabric, glass yarn, bleached kraft paper, printed circuit boards and chemicals.

Hyunjin Materials Co. Ltd.
(South Korea, 2.3%)

Hyunjin Materials’ principal activity is forging of metal. The manufacturer specializes in the provision of engine components used in ships and industrial plants. The company’s offerings are organized into two categories, metal and stainless products.

XAC Automation Corp.
(Taiwan, 2.3%)

XAC Automation’s principal activities are designing, developing, manufacturing and selling transaction automation devices. Products include magnetic stripe card reader and/or writer for card and passbook, smart card readers, Point of Sale (POS) terminals, PINPAD, motorized (hybrid) card reader/writer and E.F.T. terminal kiosks.

Zyxel Communications Corp.
(Taiwan, 2.1%)

Zyxel Communications’ principal activities are researching and developing, manufacturing and selling of high-end modem and other special integrated circuit chips, national defense confidential phone & network used modem, digital TV encoder and decoder, WAN & regional network equipment and other components.

*Portfolio is subject to change.

Emerging Markets Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 to June 30, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	January 1, 2006-
		January 1, 2006	June 30, 2006	June 30, 2006

Class A	Actual	$1,000.00	$1,109.30	$10.25
	Hypothetical (5% return before expenses)	$1,000.00	$1,015.08	$ 9.79

Class C	Actual	$1,000.00	$1,105.50	$14.36
	Hypothetical (5% return before expenses)	$1,000.00	$1,011.16	$13.71

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2006) of 1.96% on Class A shares and 2.75% on Class C shares, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

Global Hard Assets Fund

Dear Shareholder:

We are pleased to report that for the six months ended June 30, 2006, the Van Eck Global Hard Assets Fund gained 15.25% (Class A shares, excluding sales charge). The Fund outperformed the benchmark Goldman Sachs Natural Resources (GSR) Index,1 which rose 13.11% for the period, and the CRB Index,2 which gained 4.39% and measures the performance of underlying commodities markets. The Fund continued to demonstrate that it can offer strong relative performance with limited correlation to traditional financial markets, given the 2.71% return posted by the domestic U.S. equity market, as measured by the Standard & Poor’s (S&P) 500 Index.3

The Van Eck Global Hard Assets Fund is an actively managed portfolio of a broad mix of global hard assets equities and other commodity-linked instruments. Unlike passively managed index funds, the Fund’s holdings are chosen individually by portfolio managers who employ a disciplined stock selection process that seeks to identify those names with superior potential. The Van Eck Global Hard Assets Fund further distinguishes itself from its peers by investing in different natural resources sectors across several geographic regions. We firmly believe that this investment style offers a diversified approach to natural resource investing and can potentially limit volatility when compared to similar funds that invest in only one sector.

Market and Economic Review

The six months ended June 30, 2006 marked another strong period for hard asset equities, albeit one characterized by significant volatility and which ushered in a summer of uncertainty. As the year began, the six-plus-year run of what’s been a notable bull market for hard assets investments continued—notable given that hard asset equities have outpaced more traditional equities since the year 2000. The GSR Index climbed 13.11% in the first half with most of these gains accruing in the explosive month of January (up 14.34%), as steel shares led the group.

January was an exceptional month. Although fundamentals had strengthened, we believe that the momentum of fund flows into commodity products as the year began somewhat distorted pricing structures. February followed with the GSR Index declining 9.36%, although positive results in March and April helped recoup these losses. May, however, brought a major shift in the investment landscape, as investors reacted severely to tightening action from the U.S. Federal Reserve Board. New Fed Chairman Ben Bernanke exacerbated the pain of the rate hike, as his hawkish comments signaled the possibility of more inflation-fighting measures ahead. A global equity sell-off ensued and was not fully unexpected given the surprising first quarter. In late June, the landscape brightened somewhat following the Fed’s tightening action and Bernanke’s more dovish comments on future rate hikes.

Monetary tightening, partly in response to inflationary concerns, was the major global theme as the first half ended. By the end of June, the Fed had raised U.S. rates four times to 5.25%, the European Central Bank (ECB) had increased rates twice (in March and June), and the Bank of Japan was threatening to end its ZIRP (zero interest rate policy). Fearing a slowdown in the global economic expansion, investors reacted by moving away from traditionally riskier asset classes, and many commodity prices, along with commodity-based equities, declined sharply in May and June.

Despite these mounting macro-economic headwinds, gold had an extraordinary period in the first half. Key support was provided by strong global investment demand, primarily from institutions and high net worth individuals, and increased interest from several central banks, including those of China, Russia and the United Arab Emirates. Although gold prices took somewhat of a wild ride from January to June, they were up 19.12% for the six months. Prices began the year at $517 per ounce and closed at $616 on June 30, while soaring to a 25-year high of $730 on May 12. Not since the 1970s has gold experienced such a tremendous rally both in terms of duration

Global Hard Assets Fund

and price advance. Likewise, not since the 1970s have the fundamentals been more favorable for the gold market.

Energy

Top performers in 2005, energy stocks continued to rally in the first half, although mirroring the monthly zigzags of other commodity based investments. Crude oil prices closed at $73.93 a barrel on June 30, ahead of last year’s high of $70 a barrel in late August following the disruptions caused by Hurricane Katrina. April was a particularly noteworthy month as crude oil prices closed above $75 a barrel, an all-time high. Throughout the period, ongoing political problems in Iran and Iraq, coupled with supply disruption issues in Venezuela and Nigeria, put pressure on supply and supported higher prices. Also, new regulations requiring minimum levels of renewable fuel content began taking effect here in the U.S. and increased the possibility of gasoline shortages. Supply-side concerns here in the U.S. were further heightened by President Bush’s orders to suspend oil shipments to the strategic oil reserve—the government’s emergency supply for national security or other crisis. Although higher prices have meant mostly good news for oil-related shares, prices of oil futures contracts refused to fall much below $70 a barrel, despite signs of slowing global growth. This heightened worries about the longer-term impact of energy costs on U.S. consumer spending and business profits.

By contrast, natural gas proved somewhat disappointing on a relative basis. Although the disruption wrought by the Gulf Coast hurricanes helped buoy natural gas prices in the second half of 2005, this year’s mild winter throughout the U.S. hurt prices. Natural gas prices fell 15.3% in the second quarter, and declined 45.6% for the year to date period, languishing under the weight of unusually high inventories.

Industrial Metals

Among industrial metals, copper was once again a standout performer, followed by steel and zinc. On the back of 2005’s gain of 45.4%, copper prices rose 60.2% in the first half. In the second quarter alone, copper prices shot up 39.2%, even after absorbing May’s sharp correction. Most of these gains came in April, driven by various supply disruptions. While demand continued to surge, global supply side issues were generally supportive of higher copper prices. For example, a number of large copper producers reduced their production forecasts for 2006. Given the favorable supply-demand dynamics, Phoenix-based Phelps Dodge Corp., one of the world’s largest copper producers, (0.0% of Fund net assets as of June 30) plans to open a new copper mine in 2008, the first in the U.S. in more than 30 years.

Worth noting in the first half was that even though several base metals reached new price highs (including copper and zinc), these milestones did not always translate into comparable gains for metals-related equities. For example in May, copper prices were up approximately 11.4% for the month, while Phelps Dodge was up just 1.97%.

Precious Metals

The semi-annual period ended June 30, 2006 was particularly noteworthy for gold. April was also a notable month for silver, which rose 19% largely in response to the launch of Barclays’ iShares Silver Trust, the first silver exchange-traded fund (ETF). For metals overall, the increase in passively-managed money moving into commodity-indexed products like this one has generally had a positive impact on prices.

Given the growing inflationary tenor of the global economy, it is not surprising that investors embraced gold, which has traditionally been seen as an inflation hedge. Although in the latter half of 2005 we witnessed a breakdown in the traditional relationship between gold and the U.S. dollar, this year gold seems to have resumed its inverse dynamic. Gold prices surged to a 25-year high in May ($730), as the dollar fell to its lows for the year. Further support for gold prices came from Iran’s defiance in disbanding its nuclear research program and testing of a long-range missile by North Korea. In June, the dollar strengthened and gold prices

Global Hard Assets Fund

retreated a bit lower amid considerable volatility, with the markets seeming to gyrate on every word uttered by new Fed Chairman Bernanke.

What is also intriguing about the period is that gold equity shares underperformed the underlying bullion. In rising rate environments in the past, this has not been the pattern. As was the curious situation with other metals during the six months, equity-related shares underperformed the underlying raw material. Gold prices were up 19.12% for the period ended June 30, 2006, while gold shares as measured by the AMEX Gold Miners (GDM) Index4 advanced 18.56%. In May alone, spot gold prices declined approximately 1.41%, while the GDM Index fell a far more dramatic 11.12%.

Real Estate

June 30, 2006 marked six and one-half consecutive calendar years in which real estate investments outperformed the general U.S. stock market, as measured by the S&P 500 Index. European real estate stocks led for the period, followed by North American stocks, with U.S. companies significantly outpacing Canadian stocks. Asian real estate stocks had modestly negative returns for the six-month period, as Japan’s real estate market performance was muted by the Bank of Japan’s talk of higher interest rates. Still, real estate markets in Singapore, Hong Kong and New Zealand each produced double-digit positive results. Lured by strong relative performance and attractive dividend yields, net flows into the sector were positive for the semi-annual period. Throughout much of the first half of 2006, investors bid up higher quality REITs.

That said, the first half of 2006 was not without considerable volatility. For example, while real estate companies generally produced positive results during the first calendar quarter, they struggled in the second quarter, as concerns over global liquidity kept returns in negative territory. Overall, however, real estate companies in general and REITs in particular benefited most from steady demand, brisk merger and acquisition activity (M&A) and healthy fundamentals within the sector. Among real estate sub-sectors, apartment, office and diversified REITs posted the strongest gains for the six-month period; health care and retail REITs lagged. U.S. real estate stocks headed up the global top performers list in the last two months of the period. Also, as the period ended, office vacancies in Tokyo fell to their lowest point since February 2001, as demand for space remained strong—a sign of the fundamental strength of the Japanese real estate market and its economy. Within European real estate, France led the way followed by the U.K. and the Netherlands.

Forest Products and Paper

There were some bright spots for forest products and paper companies in the months of February and March, as prices improved for most grades. Containerboard inventories were close to 15-year lows, and producers implemented several price increases. Pulp prices and uncoated free sheet paper prices also moved higher. However, the six-month period overall was more a continuation of the disappointing results of 2005, with the second quarter being particularly rough. Overall, this sector continued to underperform relative to other hard assets investments.

Fund Review

Your Fund had a very exciting first half of 2006, with a meaningful increase in assets due to the underlying appreciation of its holdings and solid inflows from investors. As in 2005, we continued to concentrate the Fund’s assets in the energy complex, ending the period with a 52.3% allocation, down from 62.3% at December 31, 2005. We were able to lock in some profits in this area and to reallocate the proceeds mostly into both precious and industrial metals holdings.

Energy Holdings

The energy sector was a solid contributor to the Fund’s performance in the first half of 2006, although the group yielded mixed results. Standouts in the first half included Petrolifera Petroleum Limited (0.8% of Fund net assets as of June 30, excluding warrants), which was particularly strong in the months of January and February. This Canadian oil and gas company is engaged in exploration and production activity mostly in South America and was just listed on the

Global Hard Assets Fund

Toronto Stock Exchange last year. It has announced significant new light oil discoveries and reserve additions on its concession in Argentina and has successfully negotiated to secure a 100 percent working interest and operatorship of two significant exploration licenses in Peru.

Other solid performing energy names included Houston-based Frontier Oil (0.0% of Fund net assets as of June 30), a crude oil refiner, which advanced nicely on a year-to-date basis through the market high on May 8 (more than 70%). We locked in profits by selling this position before the end of the first half. Valero Energy (2.5% of Fund net assets) was a positive contributor in the first half, particularly in June on expectations of strong near-term refining margins. Valero’s refining network extends from eastern Canada to the U.S. gulf and west coasts, and it specializes in producing premium, environmentally clean gasoline products. We also made a substantial addition to your Fund’s position in Fort Worth-based XTO Energy (2.5% Fund net assets), which had a bumpy first half, but was up nicely in June on news of increased M&A activity within the exploration and production industry.

Several of the Fund’s other energy holdings had a more difficult time during the period. Each of these holdings experienced net share price declines in the six months: Newfield Exploration, an independent oil and gas company (2.5% of Fund net assets); Southwestern Energy, an exploration and production company primarily focused on natural gas (2.3% of Fund net assets); BJ Services, which provides pressure pumping and other services used for oil and natural gas wells (2.0% Fund net assets); EOG Resources (0.0% of Fund net assets), formerly known as Enron Oil & Gas Company; and Todco, an oil and gas drilling contractor (1.4% of Fund net assets). We took this as an opportunity to increase the Fund’s position in Newfield, while trimming Southwestern Energy, BJ Services and Todco and selling the Fund’s position in EOG. At the same time, we made a major commitment to Philadelphia-based oil refiner Sunoco Inc. (2.1% of Fund net assets) and added to the Fund’s position in ConocoPhillips (2.5% of Fund net assets). We believe that consolidation and M&A activity in the energy sector has boosted the prospects for several of these holdings, however, this has yet to be reflected in the underlying share prices.

Industrial Metals Holdings

We began the year with a 13.5% allocation to industrial metals, and the Fund’s commitment advanced to 18.6% by June 30. Of course, noteworthy price appreciation came from several of the Fund’s underlying holdings, especially among steel, copper, zinc and nickel related names. In this sector as well, consolidation and M&A activity played an important role.

Notable metals performers included AK Steel (2.3% of Fund net assets as of June 30), which we made a substantial addition to during the period. The company saw its share price soar 35.1% in March on continued takeover speculation. At the same time, skyrocketing raw materials prices caused pressure throughout the steel sector; for example, Fund holding BlueScope Steel (0.7% of Fund net assets), Australia’s largest steelmaker, announced plant closings and lay-offs at the end of the second quarter in response to mounting costs.

We substantially increased your Fund’s holding in the Canadian copper and nickel mining company, Falconbridge Limited (2.4% of Fund net assets), which benefited from takeover speculation. As we write, U.K. miner Xstrata (1.7% of Fund net assets) is in the process of attempting to acquire Falconbridge. The diversified metals mining company Inco (1.3% of Fund net assets) was also a positive contributor, given separate takeover bids from copper giant Phelps Dodge, not owned by your Fund, and Teck Cominco, which is a Fund holding that we increased during the first half (1.3% of Fund net assets).

We also added several new names of note, including aluminum producer Alcan and Mittal Steel (1.7% and 1.6% of Fund net assets, respectively), whose recent bid for European steel giant Arcelor (0.0% of Fund net assets) has changed the strategic landscape for the global steel industry.

Global Hard Assets Fund

Precious Metals Holdings

The Fund’s precious metals holdings began the year at 11.3% and increased to 14.2% at the midyear mark. Among gold mining companies, notable performance came from mid-tier companies including Canada’s Agnico-Eagle Mines, the U.S.’ Glamis Gold, Canada’s Kinross Gold, and the U.K.’s Randgold Resources (1.3% excluding warrants, 1.7%, 1.8%, and 2.3% of Fund net assets as of June 30, respectively). Each performed particularly well for the six-month period, posting gains of 67.68%, 37.77%, 18.18% and 30.19%, respectively. For all, excellent management was able to deliver value through either organic growth or accretive acquisitions. The Fund’s larger-cap gold mining stocks fared less well, such as South Africa’s AngloGold Ashanti (declining 2.45%, and representing 1.8% of Fund net assets). For older, larger companies a greater inventory of aging mines can make it difficult to maintain production levels. Also, during the period your Fund’s holding in Placer Dome was successfully acquired by Canada’s Barrick Gold (neither was held by the Fund as of June 30).

Real Estate Holdings

During the period, we reduced the Fund’s exposure to real estate from 2.0% at the beginning of the year to 0.9% at June 30, 2006. Starwood Hotels was a notable laggard, and we eliminated this position by June 30. Canadian private timberland owner Timberwest Forest (0.5% of Fund net assets at June 30) also detracted from performance, declining 3.0% for the six months. Likewise, new addition Canadian apartment and home developer Killam Properties (0.2% of Fund net assets) declined 4.2% in the first half. On a more positive note, your Fund’s holdings in First Capital Realty, Sun Hung Kai Properties and Brookfield Properties managed to post modest gains during the first half (0.2%, 0.1%, and 0.2% of Fund net assets, respectively).

Other

We reduced exposure to the forest products and paper sector to 2.3%, down from 4.2% at the start of the year. Although February and March were relatively positive, as described above, overall this group continued to lag.

In the agricultural sector, corn saw robust export demand and increased usage in ethanol production, supported in part by the new minimum renewable fuel requirements mentioned earlier. Of note, we sold your Fund’s holding in ArcherDanielsMidland, as it benefited strongly from the increased attention given to ethanol as an alternative fuel.

* * *

The Van Eck Global Hard Assets Fund offers a diversified approach to natural resource investing, and has the ability to search out the most attractive opportunities from around the globe. We are heartened by its prospects as we look forward. The continued strong performance of hard assets equities reflects their importance as a proven asset class and provides solid support that investments like the Van Eck Global Hard Assets Fund can be a vital component of a globally diversified investment portfolio. Despite their long rally, we do believe that hard assets continue to offer good value. At this writing, most hard asset equity sectors are not expensive relative to the forward commodity curves.

Throughout the semi-annual period, hard asset investments continued to benefit—despite price gyrations—from overall high levels of global demand for commodities, coupled with insufficient capacity to meet that demand. We do not agree with the much-hyped media viewpoint that we are in the midst of an unsustainable commodity bubble. As we have reported previously, China’s exceptional growth (GDP estimates are 10% for 2006’s first half) remains a critical driver of this demand. The tremendous appetite for raw materials from China and other developing countries, such as India, continues to propel this millennium’s hard assets rally. Although current macro-economic uncertainties may warrant increased attention to

Global Hard Assets Fund

risk, we remain optimistic given the hard assets group’s solid fundamentals and the added boost provided by consolidation and a significant increase in M&A activity.

The Fund is subject to risks associated with its investments in hard assets, real estate, precious metals, natural resources and commodities; events related to these industries; and foreign investments, illiquidity, credit, interest rate fluctuations, inflation, leverage, and non-diversification. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in the Van Eck Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

July 24, 2006

Derek S. van Eck	Charles T. Cameron
Investment Team Member	Investment Team Member

Joseph M. Foster	Samuel R. Halpert
Investment Team Member	Investment Team Member

Gregory F. Krenzer	Charl P. deM. Malan
Investment Team Member	Investment Team Member

Shawn Reynolds
Investment Team Member

Global Hard Assets Fund

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The Goldman Sachs Natural Resources (GSR) Index is a modified capitalization-weighted index, which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

[2]	The CRB/Reuters Futures Prices (CRB) Index is an equal-weighted geometric average of commodity price levels relative to the base year average price.

[3]	The S&P (Standard & Poor’s) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor’s, is a total return index with dividends reinvested.

[4]	The AMEX Gold Miners (GDM) Index is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver. The Index is calculated and maintained by the American Stock Exchange (AMEX). Van Eck Associates Corporation has an exclusive license with the AMEX for exchange-traded funds, and a revenue sharing agreement with the AMEX for derivative products based on the GDM. AMEX is the owner of, and maintains, the GDM.

PERFORMANCE RECORD AS OF 6/30/06 (unaudited)

Average Annual	After Maximum	Before Sales
Total Return	Sales Charge*	Charge

A shares—

Year to Date	8.62%	15.25%

1 year	40.77%	49.36%

5 year	23.54%	25.01%

10 year	12.64%	13.31%

Life (since 11/2/94)	14.19%	14.77%

C shares—

Year to Date	13.89%	14.89%

1 year	47.60%	48.60%

5 year	24.05%	24.05%

10 year	12.57%	12.57%

Life (since 11/2/94)	14.18%	14.18%

I shares—

Life (since 5/2/06)		(5.92)%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

*	A Shares: maximum sales charge is 5.75% C Shares: 1.00% redemption charge, first year

Global Hard Assets Fund

Geographical Weightings
as of June 30, 2006*
(unaudited)

Sector Breakdown*
as of June 30, 2006 (unaudited)

Energy	52.3%
Industrial Metals	18.6%
Precious Metals	14.2%
Forest Products and Paper	2.3%
Basic Industry	1.3%
Agriculture	1.2%
Chemicals.	1.1%
Transportation	0.9%
Real Estate	0.9%
Utilities	0.8%
Consumer Goods	0.7%
Cash/Equivalents less
Other Assets Less Liabilities	5.7%

*Percentage of net assets.
Portfolio is subject to change.

Global Hard Assets Fund
Top Ten Equity Holdings as of June 30, 2006* (unaudited)

BHP Billiton PLC
(Australia, 2.6%)

BHP Billiton is an international resources company. The company’s principal business lines are mineral exploration and production, including coal, iron ore, gold, titanium, ferroalloys, nickel and copper concentrate, as well as petroleum exploration, production and refining.

Valero Energy Corp
(U.S., 2.5%)

Valero is the largest refiner in North America and has an extensive refining system with a throughput capacity of approximately 3.3 million barrels per day. The company’s geographically diverse refining network stretches from Canada to the U.S. Gulf Coast and West Coast to the Caribbean.

XTO Energy, Inc.
(U.S., 2.5%)

XTO Energy is a natural gas producer that acquires, exploits and develops long-lived oil and gas properties. The company’s properties are all located in the United States, concentrated in Texas, Oklahoma, Kansas, New Mexico, Colorado, Arkansas, Wyoming, Louisiana and Alaska.

ConocoPhillips
(U.S., 2.5%)

ConocoPhillips is an international, integrated energy company - the third largest in the U.S., based on market capitalization, oil and gas proved reserves and production; and the second-largest U.S. refiner. Worldwide, of non-government controlled companies, ConocoPhillips has the fifth-largest total of proved reserves; and based on crude oil capacity, is the fourth-largest refiner.

Newfield Exploration Co. (U.S., 2.5%)

Newfield Exploration is an independent oil and gas company, which explores, develops and acquires oil and natural gas properties. The company operates the Gulf of Mexico, the onshore U.S. Gulf Coast, offshore Australia and the Bohai Bay in China.

Halliburton Co.
(U.S., 2.4%)

Halliburton provides energy services and engineering and construction services and also manufactures products for the energy industry. The company offers discrete services and products and integrated solutions to customers in the exploration, development and production of oil and natural gas.

Falconbridge Ltd.
(Canada, 2.4%)

Falconbridge is a leading international copper and nickel company with investments in fully integrated zinc and aluminum assets. It is one of the world’s largest producers of zinc and nickel and a significant producer of copper, primary and fabricated aluminum, cobalt, lead, molybdenum, silver, gold and sulphuric acid.

AK Steel Holding Corp.
(U.S., 2.3%)

AK Steel produces flat-rolled carbon, stainless and electrical steel products, as well as carbon and stainless tubular steel products, for automotive, appliance, construction and manufacturing markets. AK Steel operates major steelmaking facilities in Ohio, Indiana, Kentucky and Pennsylvania.

Southwestern Energy Co.
(U.S., 2.3%)

Southwestern Energy is an integrated energy company primarily focused on natural gas. The company explores for and produces natural gas and crude oil. Southwestern Energy is also involved natural gas gathering, transmission, marketing and distribution.

GlobalSantaFe Corp.
(U.S., 2.3%)

GlobalSantaFe is an international offshore and land oil and gas drilling contractor. The company provides oil and gas contract drilling services, as well as drilling engineering and drilling project management services, on a worldwide basis. It also participates in oil and gas exploration and production activities.

*Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

Global Hard Assets Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 to June 30, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	January 1, 2006-
		January 1, 2006	June 30, 2006	June 30, 2006

Class A	Actual	$1,000.00	$1,152.50	$ 7.95
	Hypothetical (5% return before expenses)	$1,000.00	1,017.41	$ 7.45

Class C	Actual	$1,000.00	$1,148.90	$11.62
	Hypothetical (5% return before expenses)	$1,000.00	$1,013.98	$10.89

Class I	Actual	$1,000.00	$ 940.80	$ 5.15
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$ 5.36

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2006) of 1.49% on Class A shares, 2.18% on Class C shares and 1.07% on Class I shares, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

International Investors Gold Fund

Dear Shareholder:

We are pleased to report that Van Eck International Investors Gold Fund produced a total return of 30.42% (Class A shares, excluding sales charge) for the six months ended June 30, 2006. Due primarily to effective stock selection, the Fund significantly outperformed its benchmarks, the Philadelphia Stock Exchange Gold and Silver (XAU) Index,1 which returned 12.71%, and the Amex Gold Miners (GDM) Index,2 which returned 18.56%, for the same period. The Fund also handily outpaced the general equity market, as measured by the 2.71% gain in the S&P 500 Index.3 Gold-related assets have outperformed more traditional financial markets in 4½ of the last 5½ years.

The first half of 2006 was an extraordinary period for gold, with prices posting a gain of $98.85 per ounce, or 19.12%, to close on June 30, 2006 at $615.85 per ounce. A 25-year high was set on May 12, 2006 with gold prices at $730.40 per ounce. Not since the 1970s has gold experienced such a bull market, both in terms of duration and price advance. Likewise, not since the 1970s have the fundamentals been more favorable for the gold market. Indeed, the primary driver of the gold bull market during the first half of this fiscal year was investment demand, with the bulk of gold purchases coming from institutions and high-net-worth individuals seeking to diversify their portfolios.

Historically, gold shares outperform the precious metal in rising markets. However, the semi-annual period ended June 30, 2006 was an exception to the historical trend, with the gold equity indices lagging the bullion. Gold shares, as measured by the Amex Gold Miners (GDM) Index,2 advanced 18.56% for the six months ended June 30, 2006, and the Financial Times (FTSE) Gold Mines Index4 gained 12.81%. Regionally, there were no standout performers, as the FT Gold Mines sub-indices4 for Australia, Africa and North America rose 13.16%, 14.62% and 11.09%, respectively.

Market and Economic Review

A key element of gold performance is its relationship to currencies, particularly the global standard, which is currently the U.S. dollar. Gold has historically had a negative correlation to the U.S. dollar, as measured by the trade-weighted U.S. Dollar Index (DXY).5 This relationship broke down during the second half of 2005, as gold prices rose along with the DXY. In fact, gold prices gained substantially in all currencies during the last part of 2005, as it achieved its first major re-rating since the 1970s. However, in 2006 to date, gold seems to be resuming its inverse relationship with the U.S. dollar. The DXY has been declining since November 16, 2005, but the drop became precipitous in April and May of 2006, as the financial markets sensed the U.S. Federal Reserve Board (the Fed) might be nearing an end to its current cycle of interest rate increases. As the dollar fell to its lows for the year in May, gold prices surged to a new 25-year high. The dollar subsequently strengthened, and gold prices retreated a bit lower amid considerable volatility. There appeared to be an abundance of consternation over new Fed Chairman Bernanke’s next move, with the markets gyrating first from an outlook of further rate increases, which was positive for the U.S. dollar, to a view that the Fed would hold rates steady, which was negative for the U.S. dollar. Interpretations of Fed policy changed with virtually every comment issued from Chairman Bernanke.

In addition to currency considerations, another factor that supported the gold market during the semi-annual period was central bank sentiment toward the precious metal. For example, Germany’s Bundesbank decided not to sell its 2006 allotment under the European Central Bank Gold Agreement. Its 120-ton allotment is now available to other European banks. Also, the European Central Bank has already sold 57 tons and has no further plans to sell in 2006. Given this and the posture of other European banks, 2006 could be the first year the European banks fail to reach the 500 ton maximum sale of gold allowed under the Agreement. Meanwhile, other banks, such as China, Russia and

International Investors Gold Fund

the United Arab Emirates, have expressed a desire to increase gold holdings in their exchange reserves, thereby creating a favorable supply/demand scenario for gold.

Fund Review

One of the primary strategies supporting the Fund’s superior performance during the semi-annual period was our focus on mid-tier companies that we believe offer better prospects for growth at lower operating costs than their larger peers. In fact, the Fund’s top four holdings at the end of June 2006 were mid-tier companies—Canada’s Agnico-Eagle Mines, the U.S.’ Glamis Gold, the U.K.’s Randgold Resources and Canada’s Kinross Gold (7.4%, 7.0%, 5.7% and 5.1% of Fund net assets as of June 30, respectively). Each of these companies performed particularly well during the first half of the fiscal year, with six-month gains of 67.68%, 37.77%, 18.18% and 30.19%, respectively. Each of these companies benefited most from excellent management ability that delivered value through either organic growth or accretive acquisitions. As we emphasized mid-tier companies, we prudently maintained the Fund’s underweighted exposure to large-cap stocks of the major mining companies, such as the U.S.’ Newmont Mining, Canada’s Barrick Gold, the U.S.’ Freeport McMoRan Copper & Gold and South Africa’s AngloGold Ashanti (2.3%, 2.1%, 0.0% and 0.0% of Fund net assets as of June 30, respectively). These large-cap stocks returned -0.88%, 6.21%, 2.99% and -2.45% for the six months ended June 30, respectively. With a greater inventory of aging mines, these companies have found it difficult to maintain production levels.

Another contributing factor to the Fund’s strong performance was its emphasis on small-cap or “junior” companies with promising properties and projects that we believed would enable them to become the producers of the future. “Junior” gold stocks overall comprised approximately 27% of the Fund’s net assets at June 30, 2006, and each position was generally less than 2.5% of the Fund’s net assets at that date. The Fund’s best performers within this segment of the market during the semi-annual period were each Canadian companies, namely Aurizon Mines, Gammon Lake Resources and Silvercorp Metals (2.1%, 2.4% and 1.9% of Fund net assets as of June 30, respectively.) These small-cap stocks produced semi-annual returns of 55.0%, 15.9% and 186.47%, respectively. To compare, the BMO NB Small Cap Gold and Precious Metals Index6 gained 23.85% during the first half of the year.

Of course, there were several stocks that did not perform well within the Fund’s portfolio. Australia’s Newcrest Mining (3.4% of Fund net assets at June 30, 2006) experienced ongoing recovery problems at its new Telfer mine in Australia, sending its stock down 12.14% in the first half of the year. Elsewhere, geopolitical risk became a significantly greater concern with the expropriation of oil and gas properties in Bolivia and draconian tax measures enacted against miners in Mongolia. While it is difficult to quantify, sovereign risk is always a consideration in our investments. As of June 30, 2006, the Fund had several modest positions in companies with world-class properties in areas of high risk that we believe will ultimately be developed. For example, the Fund had a small position (0.90% of Fund net assets as of June 30) in Canada’s Mongolian developer Ivanhoe Mines. Ivanhoe’s shares declined 5.1% over the semi-annual period. U.S. miner Crystallex International (0.76% of Fund net assets as of June 30), which operates primarily in Venezuela, saw its shares fall 29.9% in the second quarter on expropriation fears, but it remained up 33.3% for the six-month period overall. We considered Bolivian political risk high, and so the Fund had avoided all Bolivian investments.

* * *

The gold bull market that began in April 2001 has been running now for more than five years. We would characterize this as a secular, as opposed to cyclical, bull market that has the potential to last

(continued on page 22)

International Investors Gold Fund

Commentary from John C. van Eck, Founder

As a firm that has offered investors innovative alternatives to the U.S. equity and fixed income markets for over fifty years, we maintain that adding globally diversified strategies to a portfolio can reduce risk and may increase growth potential. In our view, economic and financial risks that are evident today may justify an allocation to gold-oriented investments.

Growing Financial Risks: An Overview

The Centre for the Study of Financial Innovation, a financial markets think-tank, in a survey released in June reported on global financial risks and how significantly individuals view these risks.7 The survey stated that concerns are increasing about the risks of rising interest rates, disruption in the oil price, currency turmoil, fraud and macro-economics. Concerns about credit and derivatives risks grew as well. The overall measure of market anxiety increased sharply for the first time since 2002.

Rising Interest Rate Risk: A Close Correlation with Inflation

Ten-year Treasury yields hit 5.24% toward the end of June 2006, the highest level in four years and up from approximately 4.4% at the start of 2006. Long-term interest rates have historically had a close correlation with inflation.

Indeed, inflation has picked up in 2006 year-to-date, and price pressures appear to be more broad-based. After annual average growth rates of between 2% and 3% since 2001, the Consumer Price Index had an annualized increase of 5.7% overall for the three months ended June 30, 2006.8 Inflation expectations based on the yield of the 10-year nominal Treasury bond minus the yield on the 10-year inflation-protected Treasury bond (TIPS) have established an upward trend since 2005. Average hourly wages in June rose by 3.9%, their fastest pace in five years, while the unemployment rate remained at 4.6%. Growth in the adjusted monetary base9 combined with low interest rates have stimulated an increase in total commercial bank credit10 at rising rates since 1990 to a rate of 9.65% for the year ended June 14, 2006. The annual report of the Bank for International Settlements, known as the central banker’s banker, warned in June that “inflationary pressures might emerge with a vengeance.”11

Oil Price Risk: The Potential for Disruption

The risk of a disruption in the oil price is linked to the growing demand for oil from emerging markets and the potential for terrorism or unrest in the Middle East.

Household Debt Risk: A Rise in Bankruptcies

Household debt, especially mortgage debt, has been increasing for many years at a rate much faster than household income. In fact, since 2002, household debt has climbed at an annual rate of 11%.10 At the end of March 2006, household debt amounted to $11.84 trillion, or 90.8% of GDP. This compares to 1980, when household debt totaled $1.4 trillion, or 51% of GDP. Total household financial obligations, including debt service charges, amount to 28.4% of disposable personal income today. If interest rates rise further, a credit crunch may not be avoided, especially since the rise in average incomes has lagged inflation rates. Non-business bankruptcy filings for the twelve months ended March 31, 2006 were already up 12.9% from the prior twelve months.12

Macro-Economic Risk: Dollar Crisis and Recession

The risks of a U.S. dollar crisis and recession come from the U.S. current account deficit being close to 7% of GDP currently. The Organization for Economic Co-Operation and Development (OECD) in May 2006 expressed frustration that governments had not grappled with finding solutions to worsening current account imbalances that had reached “unprecedented heights.”13 It warned that these imbalances could not continue to deteriorate indefinitely “without prompting market-driven adjustment which could turn unpleasant.” The Bank for International Settlements added “that the unwinding of the financial imbalances could undermine economic activity and contribute to unwelcome disinflation.”11

Investor Risk Tolerance: Potential Effects on Gold Investment Demand

Investors historically increase the proportion of gold in their portfolios when 1) they expect accelerating inflation; 2) they expect real short-term interest rates to remain zero or negative (i.e. interest rates below the rate of inflation); or 3) they expect a recession and wish to cut back on their holdings of risky assets. During a recession, excess business capacity and price-cutting tend to reduce profits and cause major bankruptcies. Gold is an owned asset. Its overall supply is limited by nature. It has been a classic safe haven in times of uncertainty for hundreds if not thousands of years. In contrast, paper currencies historically have been issued in ever-increasing quantities and gradually have become worthless.

Following the major inflationary cycle of the 1970s, when investors and speculators took the price of gold from $35 per ounce to $850 per ounce, gold prices declined to $253 per ounce in 1999. Gold prices then gradually began a new upward trend, rising rapidly in 2006 to more than $730 per ounce in May before “correcting” to just under $560 in mid-June. Has a new inflationary cycle begun? Certainly, monetary growth is high, and inflationary forces are at work. The Fed is in the difficult, if not impossible, position of trying to forestall an inflationary cycle from developing—and then trying to prevent a slowdown from becoming a recession. Clearly, financial risks are growing, and debtors are far more vulnerable today than in the 1970s. They may not be as able to maintain their borrowing and spending as they did in the 1970s. If this scenario does play out, then an eventual recession can not be ruled out. Thus, there appears to be growing reason for concerned investors to lose confidence in financial assets and to seek alternative real assets and “stores of value.” In short, there appears to be growing reason for concerned investors to increase their demand for gold and gold mining shares.

Sources: Financial Times (June 15, 20067 and June 28, 20068); Federal Reserve Board of St. Louis9; U.S. Federal Reserve Board10; Bank for International Settlements, 76th Annual Report, 2005/200611; American Bankruptcy Institute12; Organization for Economic Co-operation and Development, Forum 200613.

Not intended as a prediction of future results.

International Investors Gold Fund

more than a decade. Indeed, the gold bull market of the 1970s lasted that long, culminating in the rise of gold prices to $850 per ounce in 1980.

Historically, such bull markets are driven by acute financial stress that creates uncertainty in mainstream investments, such as stocks, bonds and real estate, thereby causing investors to seek alternatives. While most investment classes have performed well over the past several years, imbalances in the macro/global economy currently carry the potential to create just such acute financial stress. For instance, extreme trade imbalances have led the U.S. to borrow unprecedented amounts from emerging economies abroad. The savings rate in the U.S. is actually negative. Massive reserves of U.S. dollar-denominated assets have piled up in foreign central banks. Deficit financing is being used to pay for the war on terror. And U.S. households are carrying record levels of debt both in absolute terms and measured as a percentage of GDP. On the reverse side of many of these imbalances is the U.S. consumer, who essentially drives the global economy. In order to restore some balance in the macro/global economy, it would probably require a reduction of debt, increased savings and reduced consumption—which together could be a recipe for recession. These, then, are the considerations many gold investors, including pension funds and high-net-worth individuals, review before purchasing gold as an investment that has low correlation to stocks and bonds.

In our view, there is considerable uncertainty over the near term as to whether the Fed has continued its tightening cycle too long, what will develop once the Fed decides to stop raising interest rates, and whether Chairman Bernanke will be as deft as his predecessor Greenspan at navigating financial difficulties should they materialize. Market watchers are currently sensing a pause in rate change before year-end 2006, which further supports our positive view on the gold sector as a currency alternative.

Another factor that we believe operates in gold’s favor looking ahead is the potential for onerous levels of inflation. Crude oil rose to a new high of just over $75 per barrel in early July. Many metals and other commodities also traded to their all-time highs this year. Meanwhile, the labor market keeps getting tighter, and capacity utilization has been creeping higher. Headline inflation has been below 5%, and rising prices have not had a meaningful impact on economic growth—yet. We believe, however, that the inflation outlook would become much more problematic if the world had to endure another oil shock brought on by weather, geopolitical unrest or supply/distribution bottlenecks.

We expect gold shares to maintain their correlation to the gold price. Over the past couple of years, gold shares have not reacted as strongly to gold price moves as they did in the earlier phases of the current bull market or as in past bull markets. One of the reasons for this is the dramatic increase in costs driven by high commodity prices. To date this year, gold has outperformed most commodities, which should enable gold mining companies to report attractive earnings in coming quarters. The gold-mining industry should also be able to dedicate more monies to exploration, which will ultimately bring more discoveries and value to the sector.

On the other hand, one of the major concerns for mining stocks going forward continues to be sovereign risk. While virtually every mining jurisdiction in the world receives generous revenues and economic growth from mining, there are a number of third-world countries that endeavor to tap mining companies for more. The Fund has consistently aimed to mitigate sovereign risk by traveling to see operations around the world, seeking expert opinion, conducting hands-on research regarding country risk, and, based on such findings, limiting portfolio exposure to companies with properties in higher-risk areas.

The Fund is subject to risks associated with non-diversification, industry concentration, frequent trading, precious metals and foreign securities. Please see the prospectus for information on these and other risk considerations. An investment in the

International Investors Gold Fund

Fund involves the risk of losing money and should be considered part of an overall investment program, not a complete investment program.

We appreciate your continued investment in the Van Eck International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Joseph M. Foster	Charl P. deM. Malan	John C. van Eck
Investment Team Member	Investment Team Member	Founder

July 24, 2006

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The Philadelphia Stock Exchange Gold and Silver (XAU) Index is a capitalization-weighted index that includes the leading companies involved in the mining of gold and silver.

[2]	The Amex Gold Miners (GDM) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver. The Index is calculated and maintained by the American Stock Exchange (Amex). Van Eck Associates Corporation has an exclusive license with the Amex for exchange traded funds, and a revenue sharing agreement with the Amex for derivative products based on the GDM. Amex is the owner of, and maintains, the GDM.

[3]	The S&P (Standard & Poor’s) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor’s, is a total return index with dividends reinvested.

[4]	The Financial Times (FTSE) Gold Mines Index is a market capitalization-weighted global index of gold-mining shares.

[5]	The U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

[6]	The BMO Nesbitt Burns Small Cap Gold and Precious Metals Index includes 39 gold and precious metals stocks with a total market capitalization of approximately $24 billion. It is a sub-index of the BMO Nesbitt Burns Small Cap Index. The median and mean market capitalizations of the sub-index were approximately $509 million and $613 million, respectively.

International Investors Gold Fund

PERFORMANCE RECORD AS OF 6/30/06 (unaudited)

Average Annual	After Maximum	Before Sales
Total Return	Sales Charge*	Charge

A shares—

Year to Date	22.92%	30.42%

1 year	74.94%	85.61%

5 year	35.61%	37.22%

10 year	5.48%	6.10%

Life (since 2/10/56)	10.52%	10.65%

C shares—

Year to Date	28.99%	29.99%

1 Year	83.73%	84.73%

Life (since 10/3/03)	29.06%	29.06%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

*	A Shares: maximum sales charge is 5.75% C Shares: 1.00% redemption charge, first year

International Investors Gold Fund

Geographical Breakdown*
as of June 30, 2006
(unaudited)

Sector Breakdown*
as of June 30, 2006 (unaudited)

Gold	83.6%
Silver	5.7%
Copper	1.1%
Platinum	2.0%
Cash/Equivalents less Other Assets
Less Liabilities	7.6%

*Percentage of net assets.
Portfolio is subject to change.

International Investors Gold Fund
Top Ten Equity Holdings as of June 30, 2006* (unaudited)

Agnico-Eagle Mines Ltd.
(Canada, 7.4%)

Agnico-Eagle Mines is a gold producer with operations primarily in Quebec, Canada. The company also conducts exploration and development activities in Ontario, Canada and Nevada in the United States. Agnico-Eagle’s gold production is primarily from underground mining operations.

Glamis Gold Ltd.
(U.S., 7.0%)

Glamis Gold produces gold in Nevada and California. The company has additional exploration and development activities in Honduras, Guatemala, Panama and El Salvador. Glamis continues to pursue acquisitions and development opportunities in precious metals in the Americas.

Randgold Resources Ltd.
(United Kingdom, 5.7%)

Randgold explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing underperforming gold mines as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. The group has interests in Cote d’Ivoire, Mali, Tanzania and Senegal.

Kinross Gold Corp.
(Canada, 5.1%)

Kinross Gold is involved in the exploration, development and production of gold in countries around the world. The company currently has operations in Canada, the United States, Central America, South America, Africa, Australia and the Russian Far East.

Gold Fields Ltd.
(South Africa, 4.3%)

Gold Fields is a global gold-mining, development and exploration company with operations in South Africa, Ghana and Australia. The group’s principal operating mines include Driefontein, Kloof, Beatrix and St. Helena. Gold Fields also has a platinum project undergoing evaluation in Finland.

Meridian Gold, Inc.
(Canada, 4.3%)

Meridian Gold is a gold production and exploration company operating in the United States and Chile.

Goldcorp, Inc.
(Canada, 3.7%)

Goldcorp is a North American gold producer. The company owns a gold mine located in the U.S.’ South Dakota and has industrial mineral operations in Saskatchewan, Canada. Goldcorp also owns the Red Lake Mine in Ontario, Canada, considered the richest grade gold mine in the world.

Newcrest Mining Ltd.
(Australia, 3.4%)

Newcrest Mining is a gold-mining, exploration and production company. The company’s exploration projects include Telfer and Boddington, which are located in Western Australia. The company also is developing and exploring at the Cadia Hill and Ridgeway projects in New South Wales and the Gosowong project in Indonesia.

Lihir Gold Ltd.
(Australia, 3.3%)

Lihir Gold explores for and develops gold at the open pit Lihir Project on Lihir Island in the New Ireland Province of Papua New Guinea. The company’s exploration projects include Minifie and Lienetz. In addition, the company explores for oxide and sulphide ores.

IAMGOLD Corp.
(Canada, 3.0%)

IAMGOLD explores and develops mineral properties. The company’s principal asset is a gold mine in Mali, West Africa. IAMGOLD is also conducting exploration in other West African countries, Brazil, Argentina and Ecuador.

*Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

International Investors Gold Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 to June 30, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	January 1, 2006-
		January 1, 2006	June 30, 2006	June 30, 2006

Class A	Actual	$1,000.00	$1,304.20	$ 9.03
	Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	$ 7.90

Class C	Actual	$1,000.00	$1,299.90	$12.77
	Hypothetical (5% return before expenses)	$1,000.00	$1,013.69	$11.18

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2006) of 1.58% on Class A shares and 2.24% on Class C shares, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

Mid Cap Value Fund

Dear Shareholder:

The Van Eck Mid Cap Value Fund produced a total return of 3.41% (Class A shares, excluding sales charge) for the six months ended June 30, 2006. In comparison, mid-cap stocks in general gained 4.84% for the same period, as measured by the Russell Midcap Index.1

Market and Economic Review

During the semi-annual period, small-capitalization stocks showed the strongest relative performance. Mid-capitalization stocks followed, outpacing their large-cap counterparts. The market favored the value style over the growth style of investing across all capitalization sectors.

The U.S. stock market was affected most during the six-month period by perceptions of comments made by governors of the Federal Reserve Board (the Fed) as well as by actual monetary policy of the Fed. New Fed chairman Bernanke succeeded his predecessor Greenspan on February 1, 2006, generating much uncertainty regarding the direction of monetary policy. It turned out, Bernanke stayed on Greenspan’s path. In all, the Fed boosted its targeted federal funds rate four more times during the six-month period to reach 5.25% by the end of June. The June 29th interest rate increase was the 17th consecutive hike since the Fed’s current tightening cycle began in June 2004. Geopolitical tensions and still-surging energy prices also put pressure on the equity markets, though most U.S. equity indices posted modest gains, supported by solid corporate earnings growth, a resilient U.S. economy, reasonable stock valuations and moderate core inflation.

Fund Review

The ongoing research of our investment team reinforced our confidence in the long-term robustness of the models we use in managing the Fund. Specifically, the Fund utilizes a proprietary quantitative investment process that focuses on a combination of valuation, operating and trading factors. As such, securities held in the Fund are bought because the valuation criteria we use—book/price, earnings/price and free cash flow/price ratios—in conjunction with the stock’s price momentum factor, as measured over a 12-month period, make it a compelling investment over a 12- to 18-month time horizon. That said, during the semi-annual period ended June 30, 2006, sector positioning and security selection detracted from the Fund’s relative results.

Select holdings in the finance, industrial and consumer cyclical sectors contributed positively to the Fund’s relative returns. So, too, did the Fund’s overweighted exposure to the solidly-performing finance sector. However, these benefits were more than offset by the effects of adverse stock selection and overweighted positions in the lackluster health care and consumer non-cyclical sectors. In technology, the positive effect of the Fund’s underweighted allocation only partially offset security selection within the sector, which detracted.

From a stock-specific perspective, the strongest individual contributors to the Fund’s performance were industrial company CSX (1.7% of Fund net assets as of June 30, +39.34% for the six-month period)2, finance firm Bear Stearns (0.0% of Fund net assets as of June 30, +21.77%), and energy major Hess Corp. (1.6% of Fund net assets as of June 30, +25.58%) .. Detractors included Goodyear Tire & Rubber (0.3% of Fund net asset as of June 30, -36.13%) of the consumer cyclical sector, Health Net (0.0% of Fund net assets as of June 30, -12.38%) of the health care sector, and Louisiana-Pacific (1.2% of Fund net assets as of June 30, -19.39%) of the basic materials sector.

We made a few changes to the Fund’s portfolio during the first half of 2006. Based on a combination of security performance, industry performance and the Fund’s proprietary quantitative security selection process, we increased the Fund’s exposure to industrials and basic materials, as valuations became more attractive. We decreased the Fund’s weightings in consumer cyclicals and health care due to comparatively less attractive valuations.

We also made several buys and sells during the semi-annual period. We seek stocks that have relatively attractive valuation, operating and trading

Mid Cap Value Fund

factors based on our proprietary models. Among the securities that fit the Fund’s purchase criteria during the six months were Hess Corp. and industrial company Flowserve (1.6% and 1.5% of Fund net assets at June 30, respectively). We look to sell stocks that are relatively less attractive to hold based on their valuation, operating and trading factors. During the period, we sold the Fund’s positions in, among others, Swift Transportation and Bear Stearns.

As of June 30, 2006, the Fund was overweight relative to its benchmark index in the finance and industrial sectors. At the end of the period, the Fund was underweighted relative to the Russell Midcap Index in the utilities and technology sectors.

* * *

The Van Eck Mid Cap Value Fund is comprised of mid-cap stocks that we believe have an attractive combination of operating, valuation and price characteristics. We employ a bottom-up, relative value-oriented, quantitative approach to selecting stocks, while seeking to achieve strong risk-adjusted returns. We will continue to utilize the Fund’s proprietary quantitative methodologies to select mid-capitalization stocks of companies that our model indicates are relatively undervalued and have strong operating characteristics. In our view, mid-cap stocks continue to be a particularly appealing asset class within the equity market, as they are often past the growing pain stage that many smaller companies go through but are not yet as widely recognized by the market as large-cap companies.

As the Fund invests in mid-cap companies, it is subject to certain risks associated with mid-cap companies. Mid-cap companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, mid-cap companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies.

A principal risk of investing in value stocks is that they may never reach what the Adviser believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund’s performance may be lower or higher than that of funds that invest in other types of equity securities, such as those emphasizing growth stocks. The Fund is also subject to the risks associated with investments in foreign securities, including those related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of expropriation, nationalization or confiscatory taxation.

An investment in the Fund involves the risk of losing money and should be considered part of an overall investment program, not a complete investment program.

We appreciate your continued investment in the Van Eck Mid Cap Value Fund, and we look forward to helping you meet your investment goals in the future.

Kathy O’Connor	Jeffrey D. Sanders
Investment Team Member	Investment Team Member
New York Life Investment Management LLC (NYLIM)

July 19, 2006

Mid Cap Value Fund

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investment can be made.

[1]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the index had an approximate market capitalization of $12.4 billion.

[2]	Percentages reflect total returns of Fund holdings in the securities mentioned, including purchases and sales, for the six months ended 6/30/06, or for the portion of the reporting period such securities were held in the Fund, if shorter.

PERFORMANCE RECORD AS OF 6/30/06 (unaudited)

Average Annual	After Maximum	Before Sales
Total Return	Sales Charge*	Charge

A shares—

Year to Date	(2.54)%	3.41%

1 year	3.52%	9.84%

Life (since 1/1/02)**	4.71%	6.10%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

*	A Shares: maximum sales charge is 5.75%

**	Effective June 1, 2003, New York Life Investment Management LLC (NYLIM) became investment sub-adviser to the Fund. Prior to January 1, 2002 ("inception date"), the Fund was managed with a different investment objective.

Mid Cap Value Fund

Sector Breakdown*
as of June 30, 2006
(unaudited)

*Percentage of net assets.
Portfolio is subject to change.

Mid Cap Value Fund
Top Ten Equity Holdings as of June 30, 2006* (unaudited)

Entergy Corp.
(1.9%)

Entergy is an energy company that is primarily focused on electric power production, marketing and trading services and distribution operations. The company is headquartered in the United States and has energy and investment operations in Latin America, North America, Europe and Australia.

Edison International
(1.8%)

Edison International, through its subsidiaries, develops, acquires, owns and operates electric power generation facilities worldwide. The company also provides capital and financial services for energy and infrastructure projects, as well as manages and sells real estate projects. Additionally, Edison provides integrated energy services, utility outsourcing and consumer products.

Clorox Co.
(1.7%)

Clorox produces and markets non-durable consumer products sold primarily through grocery and other retail stores. The company’s principal products include household cleaning and bleach products, charcoal, cat litter, automotive care products, dressings and trash bags.

CSX Corp.
(1.7%)

CSX is an international freight transportation company. The company provides rail, intermodal, domestic container-shipping, barging and contract logistics services around the world. CSX’s rail transportation services are provided principally throughout the eastern United States.

AmeriSourceBergen Corp.
(1.7%)

AmeriSourceBergen, a pharmaceutical services company, distributes pharmaceutical products and services. The company provides its products and services to the hospital systems/acute care market, alternative care facilities and independent community pharmacies.

Cincinnati Financial Corp.
(1.6%)

Cincinnati Financial, through its subsidiaries, offers property and casualty and life insurance. The company markets a variety of insurance products, provides leasing and financing and provides investment management services to institutions, corporations and individuals.

American Electric Power Co., Inc.
(1.6%)

American Electric Power generates electricity in several states and markets and trades energy on a wholesale basis. The company also serves customers outside the United States through holdings in Australia, Brazil, China, Mexico and the United Kingdom. In addition, American Electric Power is involved in power engineering and construction, energy management and telecommunications.

CIGNA Corp.
(1.6%)

CIGNA, through its subsidiaries, provides group life and health insurance, managed care products and services, retirement products and services and individual financial services worldwide. The company also sells individual life and health insurance and annuity products in selected international locations.

Assurant, Inc.
(1.6%)

Assurant offers individual and small employer group health insurance, group dental insurance, pre-funded funeral insurance, group disability and life insurance, creditor-placed homeowners insurance, manufactured housing homeowners insurance, debt protection administration, credit insurance and warranties.

M&T Bank Corp.
(1.6%)

M&T Bank is a holding company for banks that offer a variety of commercial banking, trust and investment services to their customers. M&T Bank also offers select deposit and loan products on a nationwide basis, primarily through direct mail and telephone marketing techniques.

*Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

Mid Cap Value Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 to June 30, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	January 1, 2006-
		January 1, 2006	June 30, 2006	June 30, 2006

Class A	Actual	$1,000.00	$1,034.10	$10.24
	Hypothetical (5% return before expenses)	$1,000.00	$1,014.73	$10.14

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2006) of 2.03%, multiplied by 181 divided by 365 (to reflect the one-half year period)

Van Eck Funds—Emerging Markets Fund
Schedule of Portfolio Investments
June 30, 2006 (unaudited)
		Value
No. of Shares	Securities	(Note 1)

Common Stocks:
Argentina 1.4%
62,000	Inversiones y Representaciones
	S.A. (GDR) †	$696,260

Brazil 6.5%
142,253	Investimentos Itau S.A.	572,716
31,000	Petroleo Brasileiro S.A. (ADR)	2,768,611

		3,341,327

China 2.7%
1,000,000	China Resources Power Holdings Co. #	838,829
1,592,000	Norstar Founders Group Ltd. #	554,828

		1,393,657

Hong Kong 9.8%
600,000	Chen Hsong Holdings #	321,207
747,000	CNOOC Ltd. #	600,046
455,000	Kingboard Chemical Holdings Ltd. #	1,282,169
221,000	Lifestyle International Holdings Ltd. #	403,931
3,900,000	SNP Leefung Holdings Ltd. #	815,303
615,000	Techtronic Industries Co. #	831,938
1,500,000	Tian An China Investment †#	809,480

		5,064,074

India 2.1%
37,000	Automotive Axles Ltd. #	352,701
67,000	Bharti Airtel Ltd. †#	575,194
25,000	Eicher Motors Ltd. #	129,893

		1,057,788

Indonesia 2.5%
3,398,000	Berlian Laju Tanker Tbk PT #	635,070
550,000	Perusahaan Gas Negara Tbk PT #	669,093

		1,304,163

Malaysia 2.8%
1,030,000	Dreamgate Corp. BHD #	390,029
54,660	Multi-Purpose Holdings BHD Rights
	(MYR 1.00, expiring 2/26/09) †	3,124
287,900	Top Glove Corp. BHD #	709,344
105,000	Transmile Group BHD	365,764

		1,468,261

Mexico 4.2%
101,600	Alsea S.A. de C.V. (ADR)	358,338
10,000	America Movil S.A. de C.V. (ADR)	332,600
150,000	Corporacion GEO S.A. de C.V.
	(Series B) †	497,035
6,000	Fomento Economico Mexico S.A. (ADR)	502,320
385,000	Promotora Ambiental S.A. de C.V. †	370,021
56,200	Urbi Desarrollos Urbanos S.A. de C.V. †	130,326

		2,190,640

Panama 1.3%
30,000	Copa Holdings S.A. (ADR)	679,500

		Value
No. of Shares	Securities	(Note 1)

Russia 5.8%
18,000	LUKOIL (ADR)	$1,504,800
17,500	OAO Gazprom (ADR)	733,420
74,000	TNK-BP Holding (USD)	199,800
3,000	Vismpo-Avisma Corp. (USD) †#	571,002

		3,009,022

Singapore 2.9%
1,100,000	Citiraya Industries Ltd. †#	—
930,000	First Engineering Ltd. #	506,238
950,000	Goodpack Ltd. †#	980,612
81,250	Goodpack Ltd. Warrants
	(SGD 1.00, expiring 4/13/07) †	29,259

		1,516,109

South Africa 7.4%
54,000	Bidvest Group Ltd. #	741,360
56,997	City Lodge Hotels Ltd. #	389,244
429,600	FirstRand Ltd. #	1,006,224
40,000	Naspers Ltd. #	679,874
100,000	Spar Group Ltd. #	480,870
46,310	Sun International Ltd. #	539,871

		3,837,443

South Korea 24.1%
31,500	Core Logic, Inc. #	910,560
62,018	From30 Co. Ltd. †#	463,746
83,160	Hyunjin Materials Co. Ltd. †#	1,201,429
20,000	Kookmin Bank #	1,647,843
20,000	LS Industrial Systems Co. Ltd. #	701,991
100,000	Meritz Fire & Marine Insurance Co. Ltd. #	594,599
2,676	Samsung Electronics Co. Ltd. #	1,698,479
66,000	SFA Engineering Corp. #	2,307,258
77,508	STX Shipbuilding Co. Ltd. #	831,894
80,445	Taewoong Co. Ltd. #	1,663,005
70,000	YNK KOREA, Inc. †#	445,034

		12,465,838

Taiwan 13.3%
300,712	Advantech Co. Ltd. #	861,859
250,000	Awea Mechantronic Co. Ltd. #	432,060
51,000	Catcher Technology Co. Ltd. #	539,502
1,625,000	Formosa Taffeta Co. Ltd. #	850,718
480,000	Gemtek Technology Corp. #	830,597
160,000	Hola Home Furnishings Co., Ltd.	212,493
170,248	Novatek Microelectronics Corp. Ltd. #	825,335
1,323,000	XAC Automation Corp. #	1,195,381
675,000	Zyxel Communications Corp. #	1,105,987

		6,853,932

Thailand 1.5%
2,878,240	Minor International PCL	713,520
387,824	Minor International PCL Warrants
	(THB 6.00, expiring 3/29/08) †	49,851

		763,371

See Notes to Financial Statements

     Van Eck Funds—Emerging Markets Fund
Schedule of Portfolio Investments (continued)
June 30, 2006 (unaudited)

		Value
No. of Shares	Securities	(Note 1)

Turkey 2.1%
149,999	Enka Insaat ve Sanayi A.S. #	$1,089,754

Total Common Stocks 90.4%
(Cost: $36,934,100)		46,731,139

Preferred Stocks:
Brazil 4.2%
53,494	Cia Vale do Rio Doce	1,088,700
145,000	Randon Participacoes S.A.	476,661
64,100	Saraiva S.A. Livreiros Editores	600,780

		2,166,141

Total Preferred Stocks 4.2%
(Cost: $1,390,682)		2,166,141

Principal	Date of	Interest	Value
Amount	Maturity	Rate	(Note 1)

Short-Term Obligations 3.9%
Repurchase Agreement (Note 10):
Purchased on 6/30/06;
Maturity value $2,042,732
(with State Street Bank &
Trust Co., collateralized by
$2,145,000 Federal Home
Loan Bank 4.375% due
9/17/10 with a value
of $2,087,336)
(Cost: $2,042,000)	7/3/06	4.30%	$2,042,000

Total Investments 98.5%
(Cost: $40,366,782)			50,939,280
Other assets less liabilities 1.5%			785,878

Net Assets 100.0%			$51,725,158

Glossary:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
MYR - Malaysian Ringgit
SGD - Singapore Dollar
THB - Thai Baht
USD - United States Dollar

†	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines estab- lished by the Board of Trustees. The aggregate value of fair valued securities is $36,011,379 which represented 69.6% of net assets.

Summary of	% of
Investments	Net
by Sector	Assets
Basic Materials	6.0%
Communications	8.0%
Consumer, Cyclical	12.3%
Consumer, Non-cyclical	4.2%
Diversified	2.5%
Energy	11.2%
Financial	9.2%
Industrial	30.0%
Technology	8.3%
Utilities	2.9%
Short-Term Obligations	3.9%
Other Assets Less Liabilities	1.5%

100.0%

See Notes to Financial Statements

Van Eck Funds—Global Hard Assets Fund
Schedule of Portfolio Investments
June 30, 2006 (unaudited)
		Value
No. of Shares	Securities	(Note 1)

Common Stocks:
Argentina 0.3%
257,000	Trefoil Ltd. (NOK) †	$1,676,204

Australia 5.2%
26,846	BHP Billiton Ltd. #	580,647
587,462	BHP Billiton PLC (GBP) #	11,429,320
549,500	BlueScope Steel Ltd. #	3,248,550
980,000	Lihir Gold Ltd. † #	2,152,885
329,215	Newcrest Mining Ltd. #	5,170,557
542,500	Oil Search Ltd. #	1,654,043

		24,236,002

Austria 0.6%
50,000	OMV AG #	2,973,497

Bermuda 0.9%
235,000	Ship Finance International Ltd. (USD)	4,067,850

Brazil 2.7%
360,400	Cia Vale do Rio Doce (ADR)	8,664,016
43,500	Petroleo Brasileiro S.A. (ADR)	3,884,985

		12,549,001

Canada 20.3%
191,000	Agnico-Eagle Mines Ltd. (USD)	6,318,280
20,000	Agnico-Eagle Mines Ltd. (USD) Warrants
	($19.00, expiring 11/07/07) †	329,400
167,500	Alcan, Inc. (USD)	7,862,450
328,700	Bema Gold Corporation † R	1,640,114
707,700	Brazilian Resources, Inc. † #	47,358
27,000	Brookfield Properties Corp.	856,705
100,000	Cumberland Resources Ltd. †	472,095
211,138	Falconbridge Ltd. †	11,121,486
125,200	Find Energy Ltd. †	1,073,335
37,000	First Capital Realty, Inc.	762,340
51,300	First Quantum Minerals Ltd.	2,299,608
30,000	FNX Mining Co., Inc. † R	284,870
71,000	Gammon Lake Resources, Inc. †	973,762
125,000	Goldcorp, Inc. (USD)	3,777,500
42,000	Golden Star Resources Ltd. (USD) †	124,320
89,800	Inco Ltd. (USD) S	5,917,820
467,000	Killam Properties, Inc. † R	1,108,618
758,700	Kinross Gold Corp. (USD) †	8,262,243
575,000	Miramar Mining Corp. †	2,096,435
360,000	Northern Orion Resources, Inc. † R	1,767,267
301,500	Northern Orion Resources, Inc. Warrants
	(CAD 2.00, expiring 5/29/08) † R	1,039,841
7,800	NQL Energy Services, Inc. (Class A) † R	53,453
72,500	Parkbridge Lifestyles Communities, Inc. †	336,424
58,800	Penn West Energy Trust	2,365,063
52,200	Petro-Canada (USD)	2,474,802
386,100	Petrolifera Petroleum Ltd. † R	3,804,622
4,050	Petrolifera Petroleum Ltd. Warrants
	(CAD 1.50, expiring 9/11/06) † # R	34,467
40,500	Petrolifera Petroleum Ltd. Warrants
	(CAD 1.50, expiring 10/18/06) † # R	344,665
148,500	Petrolifera Petroleum Ltd. Warrants
	(CAD 3.00, expiring 5/8/07) † R	1,090,836
222,000	Silver Wheaton Corp. †	2,088,148

		Value
No. of Shares	Securities	(Note 1)

Canada (continued)
11,400	Suncor Energy, Inc.	$922,580
42,600	Suncor Energy, Inc. (USD)	3,451,026
516,000	Talisman Energy, Inc.	9,004,461
58,500	Talisman Energy, Inc. (USD)	1,022,580
105,000	Teck Cominco Ltd.	6,300,188
182,600	Timberwest Forest Corp. R	2,345,681
69,200	Trican Well Service Ltd.	1,382,388

		95,157,231

Finland 0.2%
67,500	Stora Enso Oyj (R Shares) #	942,242

Hong Kong 0.1%
44,400	Sun Hung Kai Properties Ltd. #	453,252

Indonesia 0.0%
100,000	Medco Energi Internasional Tbk PT #	40,219

Norway 2.0%
562,500	SeaDrill Ltd † #	7,420,172
106,500	Sinvest ASA † #	1,942,880

		9,363,052

South Africa 3.2%
172,500	AngloGold Ashanti Ltd. (ADR)	8,300,700
45,000	Gold Fields Ltd. #	1,021,465
238,600	Gold Fields Ltd. (ADR)	5,463,940

		14,786,105

United Kingdom 4.0%
508,000	Randgold Resources Ltd. (ADR) †	10,668,000
210,000	Xstrata PLC #	7,993,035

		18,661,035

United States 54.6%
794,800	AK Steel Holding Corp. †	10,992,084
433,200	Alpha Natural Resources, Inc. †	8,499,384
77,700	American Commercial Lines, Inc. †	4,681,425
47,800	Apache Corp.	3,262,350
108,000	Ashland, Inc.	7,203,600
108,700	Aventine Renewable Energy
	Holdings, Inc † # R	4,228,430
249,700	BJ Services Co.	9,303,822
438,300	Bois d’ Arc Energy, Inc †	7,218,801
110,000	Bunge Ltd.	5,527,500
243,100	Celanese Corp.	4,964,102
170,200	CF Industries Holdings, Inc.	2,427,052
28,400	Chevron Corp.	1,762,504
52,000	Chicago Bridge & Iron Co. N.V.	1,255,800
176,500	ConocoPhillips	11,566,045
439,300	Delta Petroleum Corp †	7,525,209
60,000	Dominion Resources, Inc.	4,487,400
369,000	Ellora Oil & Gas, Inc. † # R	4,429,070
58,100	Exxon Mobil Corp.	3,564,435
155,100	FMC Technologies, Inc. †	10,463,046
207,900	Glamis Gold Ltd. †	7,871,094
186,900	GlobalSantaFe Corp.	10,793,475
153,200	Halliburton Co.	11,368,972
15,629	Hugoton Royalty Trust	464,181

See Notes to Financial Statements

Van Eck Funds—Global Hard Assets Fund
Schedule of Portfolio Investments (continued)
June 30, 2006 (unaudited)

		Value
No. of Shares	Securities	(Note 1)

United States (continued)
16,200	Innospec, Inc.	$411,804
110,400	McDermott International, Inc. †	5,019,888
169,400	Mercer International, Inc. †	1,470,392
251,500	Mittal Steel Co. NV	7,673,265
137,000	Nabors Industries Ltd †	4,629,230
80,958	National Oilwell Varco, Inc. †	5,126,261
235,000	Newfield Exploration Co. †	11,500,901
76,500	Norfolk Southern Corp.	4,071,330
28,600	Oil States International, Inc. †	980,408
222,000	PowerShares Global Water Portfolio ETF	3,700,740
113,800	Smithfield Foods, Inc. †	3,280,854
346,600	Southwestern Energy Co. †	10,800,056
143,500	Sunoco, Inc.	9,943,115
65,500	Temple-Inland, Inc.	2,807,985
160,900	Todco (Class A)	6,572,765
90,000	Transocean, Inc. †	7,228,800
179,500	Valero Energy Corp.	11,940,340
21,900	Warrior Energy Service Corp. †	532,827
50,800	Weyerhaeuser Co.	3,162,300
262,200	XTO Energy, Inc.	11,607,594

		256,320,636

Total Common Stocks 94.1%
(Cost: $327,257,210)		441,226,326

Preferred Stocks:
Russia 0.2%
7,800	Surgutneftegaz OJSC (ADR)	819,000

Total Preferred Stocks 0.2%
(Cost: $26,130)		819,000

Principal	Date of		Value
Amount	Maturity	Coupon	(Note 1)

Short-Term Obligations 8.2%
Repurchase Agreement (Note 10):
Purchased on 6/30/06;
Maturity value $38,593,825
(with State Street Bank &
Trust Co., collateralized by
$40,440,000 Federal Home
Loan Bank 4.375% due
9/17/10 with a value of
$39,352,851)
(Cost: $38,580,000)	7/3/06	4.30%	$38,580,000

Total Investments 102.5%
(Cost: $365,863,340)			480,625,326
Other assets less liabilities (2.5)%			(11,484,366)

Net Assets 100.0%			$469,140,960

Glossary:
ADR - American Depository Receipt
GDR - Global Depository Receipt
CAD - Canadian Dollar
GBP - British Pound
NOK - Norwegian Krone
USD - United States Dollar

See Notes to Financial Statements

Van Eck Funds—Global Hard Assets Fund
Schedule of Portfolio Investments (continued)
June 30, 2006 (unaudited)

†	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $56,106,754 which represented 12.0% of net assets.
R	All or a portion of this security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities are con- sidered liquid, unless otherwise noted, and the market value amounted to $19,481,462 or 4.1% of total net assets. Restricted securities held by the Fund are as follows:

	Acquisition		Acquisition		Value as %
Security	Date	Shares	Cost	Value	of Net Assets

Aventine Renewable Energy Holdings, Inc.	12/12/05	108,700	$1,413,100	$4,228,430	0.9%
Bema Gold Corporation	12/6/02	123,700	151,624	617,226	0.1%
Ellora Oil & Gas, Inc.	6/30/06	369,000	4,428,000	4,429,070	0.9%
FNX Mining Co., Inc.	6/27/02	30,000	98,671	284,870	0.1%
Killam Properties, Inc.	11/11/03	467,000	599,288	1,108,618	0.2%
Northern Orion Resources, Inc.	5/16/03	360,000	343,486	1,767,267	0.4%
Northern Orion Resources, Inc. Warrants (a)	5/16/03	301,500	—	1,039,841	0.2%
NQL Drilling Tools, Inc.	8/31/99	7,800	43,973	53,453	0.0%
Petrolifera Petroleum Ltd.	3/7/05	378,000	507,487	3,724,805	0.8%
Petrolifera Petroleum Ltd. Warrants (exp 9/11/06) (a)	3/7/05	4,050	—	34,467	0.0%
Petrolifera Petroleum Ltd. Warrants (exp 10/18/06) (a)	11/2/05	40,500	—	344,665	0.1%
Petrolifera Petroleum Ltd. Warrants (exp 5/8/07) (a)	11/2/05	148,500	—	1,090,836	0.2%
Timberwest Forest Corp.	3/5/04	59,000	554,606	757,914	0.2%

(a) Illiquid security				$19,481,462	4.1%

S      Security segregated for forward foreign currency contract with a contract value of $734,782.

Summary of	% of
Investments	Net
by Sector	Assets
Agriculture	1.2%
Basic Industry	1.3%
Chemicals	1.1%
Consumer Goods	0.7%
Energy	52.3%
Forest Products and Paper	2.3%
Industrial Metals	18.6%
Precious Metals	14.2%
Real Estate	0.9%
Transportation	0.9%
Utilities	0.8%
Short-Term Obligations	8.2%
Other Assets Less Liabilities	(2.5)%

100.0%

See Notes to Financial Statements

Van Eck Funds—International Investors Gold Fund
Schedule of Portfolio Investments
June 30, 2006 (unaudited)

		Value
No. of Shares	Securities	(Note 1)

Common Stocks:
Australia 8.2%
2,865,000	Adamus Resources Ltd. † #	$1,546,004
6,273,788	Lihir Gold Ltd. † #	13,782,395
909,685	Newcrest Mining Ltd. #	14,287,254
422,000	Sino Gold Ltd. † #	1,573,545
14,175,000	Tanami Gold NL † #	2,848,189
49,503	Yilgarn Mining Ltd. † #	6,418

		34,043,805

Canada 55.9%
79,590	Agnico-Eagle Mines Ltd.	2,638,740
847,800	Agnico-Eagle Mines Ltd. (USD)	28,045,224
640,000	Aquiline Resources, Inc. † R	1,467,706
195,000	Aquiline Resources, Inc. Warrants
	(CAD 2.00, expiring 10/12/06) † # R	104,094
3,150,000	Aurizon Mines Ltd. †	8,747,648
1,000,000	Axmin, Inc. † R	851,026
289,638	Barrick Gold Corp. (USD)	8,573,285
632,000	Bear Creek Mining Corp † R	3,470,537
316,000	Bear Creek Mining Corp. Warrants
	(CAD 4.25, expiring 8/30/07) † # R	657,307
920,000	Bema Gold Corp. (USD) †	4,618,400
500,000	Bema Gold Corp. Warrants
	(CAD 1.90, expiring 10/27/07) †	1,827,466
618,800	Brazauro Resources Corp. †	776,064
234,000	Centerra Gold Inc. †	2,410,642
1,200,000	Claude Resources, Inc. † R	1,504,972
1,100,000	Crystallex International Corp. (USD) †	3,168,000
1,219,100	Cumberland Resources Ltd. †	5,755,314
1,800,000	Eldorado Gold Corp. † R	8,739,586
800,000	Gabriel Resources Ltd. † R	2,071,128
280,000	Gabriel Resources Ltd. Warrants
	(CAD 2.75, expiring 3/31/07) † R	258,353
735,000	Gammon Lake Resources, Inc. †	10,080,489
2,271,000	Glencairn Gold Corp. †	1,525,800
489,000	Goldcorp, Inc.	14,740,527
15,800	Goldcorp, Inc. (USD)	477,476
17,500	Goldcorp, Inc. Warrants
	(CAD 6.60, expiring 5/30/07) †	202,858
24,000	Golden Star Resources Ltd. † R	70,089
650,000	Great Basin Gold Ltd. † R	1,117,979
533,300	High River Gold Mines Ltd. †	1,098,800
1,388,200	Iamgold Corp.	12,336,239
550,000	Ivanhoe Mines Ltd. †	3,724,805
955,005	Kinross Gold Corp. †	10,411,547
1,004,490	Kinross Gold Corp. (USD) †	10,938,896
565,660	Meridian Gold, Inc. †	17,846,945
1,080,000	Mexgold Resources, Inc. †	6,956,195
500,000	Minefinders Corp. † R	4,071,486
1,917,300	Miramar Mining Corp. † R	6,990,425
245,000	New Gold, Inc. † R	2,181,582
572,000	Northern Orion Resources, Inc. † R	2,807,991
536,000	Northern Orion Resources, Inc. Warrants
	(CAD 2.00, expiring 5/29/08) † R	1,848,607
1,270,000	Northgate Minerals Corp. † R	4,641,763
166,666	Northgate Minerals Corp. Warrants
	(CAD 3.00, expiring 12/28/06) † R	206,037
2,585,000	Orezone Resources, Inc. †	3,797,725

		Value
No. of Shares	Securities	(Note 1)

Canada (continued)
686,600	Osisko Exploration Ltd. †	$2,521,777
226,759	PAN American Silver Corp. †	4,085,034
118,380	PAN American Silver Corp. Warrants
	(CAD 12.00, expiring 2/20/08) † R	1,007,444
530,000	Platinum Group Metals Ltd. †	902,087
265,000	Platinum Group Metals Ltd. Warrants
	(CAD 2.10, expiring 3/31/07) †	63,407
555,555	Red Back Mining, Inc. †	1,736,887
503,000	Silver Wheaton Corp. †	4,731,255
1,257,500	Silver Wheaton Corp. Warrants
	(CAD 4.00, expiring 8/05/09) †	1,644,674
620,000	Silvercorp Metals, Inc. †	7,997,850
260,000	Wesdome Gold Mines Ltd. †	465,825
453,900	Western Goldfields, Inc. (USD) †	1,143,828
735,000	Wolfden Resources, Inc. †	1,942,354

		232,002,175

Peru 1.3%
202,000	Cia de Minas Buenaventura S.A.
	(Series B) (ADR)	5,510,560

South Africa 7.9%
40,000	Anglo Platinum Ltd. #	4,218,101
785,162	Gold Fields Ltd. (ADR)	17,980,210
650,000	Harmony Gold Mining Co. Ltd. (ADR) †	10,588,500

		32,786,811

United Kingdom 6.7%
850,000	Cluff Gold Ltd. †	1,013,824
57,000	Lonmin Plc #	2,973,795
1,125,000	Randgold Resources Ltd. (ADR) †	23,625,000

		27,612,619

United States 11.7%
6,640,000	Capital Gold Corp. † A	2,257,600
1,660,000	Capital Gold Corp. Warrants
	(USD 0.30, expiring 8/31/07) † # A R	135,954
710,300	Glamis Gold Ltd. †	26,891,958
287,400	Hecla Mining Co. †	1,508,850
30,000	Metallica Resources, Inc. †	92,700
1,610,000	Metallica Resources, Inc. (CAD) †	4,918,122
255,000	Metallica Resources, Inc. (CAD) Warrants
	(CAD 3.10, expiring 12/11/08) † R	306,101
180,000	Newmont Mining Corp.	9,527,400
109,100	Royal Gold, Inc.	3,035,162

		48,673,847

Total Common Stocks 91.7%
(Cost: $132,327,973)		380,629,817

See Notes to Financial Statements

Van Eck Funds—International Investors Gold Fund
Schedule of Portfolio Investments (continued)
June 30, 2006 (unaudited)
Principal		Date of	Interest	Value
Amount		Maturity	Rate	(Note 1)

Corporate Notes:
(Cost: $3,000,000)
South Africa 0.7%
3,000,000	Durban Roodeport Deep Ltd. (USD)
	6.00% 11/12/06 Senior Convertible
	Note (144A) R			$2,756,250

Short-Term Obligations 7.8%
Repurchase Agreement (Note 10):
Purchased on 6/30/06; maturity
value $32,501,642 (with State
Street Bank & Trust Co.,
collateralized by $34,060,000
Federal Home Loan Bank
4.375% due 9/17/10
with a value of $33,144,365)
(Cost $32,490,000)		7/3/06	4.30%	32,490,000

Total Investments 100.2%
(Cost: $167,817,973)				415,876,067
Other assets less liabilities (0.2)%				(783,690)

Net Assets 100.0%				$415,092,377

Glossary:
ADR - American Depositary Receipt
CAD - Canadian Dollar
USD - United States Dollar

See Notes to Financial Statements

Van Eck Funds—International Investors Gold Fund
Schedule of Portfolio Investments (continued)
June 30, 2006 (unaudited)

†	Non-income producing
#	Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $42,133,056, which represented 10.2% of net assets.
A	Affiliated company (see Note 14).
R	All or a portion of this security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities are con- sidered liquid, unless otherwise noted, and the market value amounted to $35,898,024 or 8.6% of total net assets. Restricted securities held by the Fund are as follows:

					Value
	Acquisition	Acquisition			as % of
Security	Date	Cost	Shares	Value	Net Assets

Aquiline Resources, Inc.	9/27/05	$791,710	390,000	$894,383	0.2%
Aquiline Resources Inc. Warrants (a)	9/27/05	—	195,000	104,094	0.0%
Axmin, Inc.	11/16/01	157,230	1,000,000	851,026	0.2%
Bear Creek Mining Corp.	8/15/05	1,716,196	632,000	3,470,537	0.8%
Bear Creek Mining Corp. Warrants (a)	8/15/05	—	316,000	657,307	0.2%
Capital Gold, Inc. Warrants (a)	2/17/06	—	1,660,000	135,954	0.0%
Claude Resources, Inc.	3/28/02	760,456	1,200,000	1,504,972	0.4%
Durban Roodeport Deep Ltd. Note (a)	11/4/02	3,000,000	3,000,000	2,756,250	0.7%
Eldorado Gold Corp.	2/5/02	475,113	1,800,000	8,739,586	2.1%
Gabriel Resources Ltd.	3/17/05	1,321,426	560,000	1,449,790	0.3%
Gabriel Resources Ltd. Warrants (a)	3/17/05	—	280,000	258,353	0.1%
Golden Star Resources Ltd.	7/18/02	29,780	24,000	70,089	0.0%
Great Basin Gold Ltd.	5/28/02	518,792	300,000	515,990	0.2%
Metallica Resources, Inc. Warrants (a)	2/13/04	—	255,000	306,101	0.1%
Minefinders Corp.	3/20/02	725,095	450,000	3,664,337	0.9%
Miramar Mining Corp.	7/31/00	1,384,602	400,000	1,458,389	0.4%
New Gold, Inc	10/21/03	1,316,193	245,000	2,181,582	0.5%
Northern Orion Resources, Inc.	5/16/03	545,761	572,000	2,807,991	0.7%
Northern Orion Resources, Inc. Warrants (a)	5/16/03	—	536,000	1,848,607	0.4%
Northgate Minerals Corp.	10/16/02	1,235,480	500,000	1,827,466	0.4%
Northgate Minerals Corp. Warrants (a)	6/7/02	—	166,666	206,037	0.0%
PAN American Silver Corp. Warrants (a)	2/7/02	123,615	22,230	189,183	0.0%

(a) Illiquid security				$35,898,024	8.6%

Summary of	% of
Investments	Net
by Industry	Assets

Copper	1.1%
Gold	83.6%
Platinum	2.0%
Silver	5.7%
Short-Term Obligations	7.8%
Other Assets Less Liabilities	(0.2)%

100.0%

See Notes to Financial Statements

Van Eck Funds
Statements of Assets and Liabilities
June 30, 2006 (unaudited)
	Emerging	Global Hard	International Investors
	Markets Fund	Assets Fund	Gold Fund

Assets:
Investments, at cost	$40,366,782	$365,863,340	$167,817,973

Investments, at value (Note 1)	$50,939,280	$480,625,326	$415,876,067
Cash	127	—	7,203
Foreign currency (cost: $988,629, $690 and $6,235)	978,527	694	6,235
Receivables:
Securities sold	148,795	730,164	—
Capital shares sold.	338,604	2,402,421	1,338,963
Dividends and interest	40,874	397,601	28,337
Prepaid expenses and other assets	47,094	464,981	165,473

Total assets	52,493,301	484,621,187	417,422,278
Liabilities:
Payables:
Securities purchased	507,374	11,644,987	857,169
Capital shares redeemed	57,071	878,208	821,566
Due to Adviser (Note 2)	50,205	390,049	325,687
Due to Trustees	16,473	23,185	73,036
Due to Distributor (Note 5)	15,148	165,521	90,212
Due to Custodian	—	2,267,643	—
Accrued expenses	121,872	110,634	162,231

Total liabilities	768,143	15,480,227	2,329,901

Net Assets	$51,725,158	$469,140,960	$415,092,377

Class A Shares:
Net Assets	$42,741,053	$344,707,238	$392,482,456

Shares outstanding	3,509,068	8,997,791	24,349,502

Net asset value and redemption price per share	$12.18	$38.31	$16.12

Maximum offering price per share	$12.92	$40.65	$17.10

Class C Shares:
Net Assets	$8,984,105	$123,963,162	$22,609,921

Shares outstanding	745,759	3,381,291	1,429,205

Net asset value, maximum offering and redemption price per share
(Redemption may be subject to a contingent deferred sales charge within the
first year of ownership)	$12.05	$36.66	$15.82

Class I Shares:
Net Assets		$470,560

Shares outstanding		12,275

Net asset value, maximum offering and redemption price per share.		$38.33

Net Assets consist of:
Aggregate paid in capital	$38,301,865	$335,565,063	$140,658,055
Unrealized appreciation of investments, foreign currency, forward foreign currency
contracts, and other assets and liabilities denominated in foreign currencies	10,491,730	114,760,871	248,060,654
Accumulated net investment loss	(116,506)	(906,025)	(5,920,516)
Undistributed net realized gain	3,048,069	19,721,051	32,294,184

Net Assets	$51,725,158	$469,140,960	$415,092,377

See Notes to Financial Statements

Van Eck Funds
Statements of Operations
Six Months Ended June 30, 2006 (unaudited)

	Emerging	Global Hard	International Investors
	Markets Fund	Assets Fund	Gold Fund

Income (Note 1):
Dividends	$467,027	$2,337,772	$295,440
Interest	39,698	582,369	566,964
Foreign taxes withheld	(37,528)	(135,118)	(14,420)

Total income	469,197	2,785,023	847,984

Expenses:
Management (Note 2)	191,781	2,075,412	1,415,534
Distribution Class A (Note 6)	88,671	623,446	450,554
Distribution Class C (Note 6) (net of reimbursements of $9,770, $64,411,
and $21,465)	30,851	480,438	63,617
Transfer agency (Class A)	39,160	156,404	294,665
Transfer agency (Class C)	15,739	54,565	17,217
Transfer agency (Class I)	—	600	—
Administration (Note 2)	63,927	—	471,845
Custodian	50,229	34,417	42,695
Professional services	—	127,152	81,960
Registration (Class A)	17,752	21,552	14,684
Registration (Class C)	16,877	15,484	11,583
Registration (Class I)	—	300	—
Insurance	—	61,409	63,203
Reports to shareholders	8,239	77,670	60,170
Trustees’ fees and expenses (Note 8)	6,247	49,028	40,919
Interest expense (Note 12)	382	—	1,705
Other.	8,649	23,023	20,262

Total expenses	538,504	3,800,900	3,050,613
Expenses assumed by the Adviser (Note 2)	(3,520)	(315,041)	(170)

Net expenses	534,984	3,485,859	3,050,443

Net investment loss	(65,787)	(700,836)	(2,202,459)

Realized and Unrealized Gain (Loss) on Investments (Note 3):
Realized gain from securities transactions.	3,552,395	25,930,355	21,291,895
Realized gain (loss) from forward foreign currency contracts
and foreign currency transactions	(14,283)	(52,376)	16,582
Change in unrealized appreciation of investments	914,500	23,495,126	73,687,682
Change in unrealized appreciation of foreign currency, forward foreign currency
contracts and other assets and liabilities denominated in foreign currencies	(19,895)	(1,610)	5,982

Net gain on investments and foreign currency transactions	4,432,717	49,371,495	95,002,141

Net Increase in Net Assets Resulting from Operations	$4,366,930	$48,670,659	$92,799,682

See Notes to Financial Statements

Van Eck Funds
Statements of Changes in Net Assets

	Emerging Markets		Global Hard Assets
	Fund		Fund

	Six Months	Year Ended	Six Months	Year Ended
	Ended	December 31,	Ended	December 31,
	June 30, 2006	2005	June 30, 2006	2005

Change in Net Assets from:	(unaudited)		(unaudited)
Operations:
Net investment income (loss)	$(65,787)	$154,205	$(700,836)	$(1,061,793)
Realized gain from securities transactions	3,552,395	7,380,576	25,930,355	22,761,202
Realized gain (loss) from forward foreign currency contracts and
foreign currency transactions	(14,283)	(148,122)	(52,376)	(35,843)
Realized gain from futures and options	—	—	—	42,377
Change in unrealized appreciation of investments	914,500	2,337,758	23,495,126	62,845,717
Change in unrealized appreciation of foreign
currency, forward foreign currency contracts and other assets
and liabilities denominated in foreign currencies	(19,895)	7,883	(1,610)	(119)

Net increase in net assets resulting from operations	4,366,930	9,732,300	48,670,659	84,551,541

Distributions to shareholders from:
Net investment income:
Class A Shares	—	(148,727)	—	—
Class C Shares	—	(5,970)	—	—

	—	(154,697)	—	—

Realized gain:
Class A Shares	—	(4,825,896)	—	—
Class C Shares	—	(834,878)	—	—

	—	(5,660,774)	—	—

Total distributions	—	(5,815,471)	—	—

Capital share transactions (Note 7):
Net proceeds from sales of shares:
Class A Shares	9,962,532	4,637,999	121,271,196	113,586,118
Class C Shares	3,177,879	3,516,288	55,066,457	41,154,702
Class I Shares	—	—	500,100	—

	13,140,411	8,154,287	176,837,753	154,740,820

Reinvestment of distributions:
Class A Shares	—	4,031,655	—	—
Class C Shares	—	601,870	—	—

	—	4,633,525	—	—

Cost of shares reacquired:
Class A Shares	(7,395,648)	(6,364,595)	(47,090,552)	(30,084,911)
Class C Shares	(1,033,713)	(720,765)	(19,583,592)	(10,584,670)

	(8,429,361)	(7,085,360)	(66,674,144)	(40,669,581)

Increase (decrease) in net assets resulting from capital
share transactions	4,711,050	5,702,452	110,163,609	114,071,239

Total increase in net assets	9,077,980	9,619,281	158,834,268	198,622,780

Net Assets:
Beginning of year	42,647,178	33,027,897	310,306,692	111,683,912

End of period	$51,725,158	$42,647,178	$469,140,960	$310,306,692

Accumulated net investment loss	$(116,506)	$(36,436)	$(906,025)	$(152,813)

See Notes to Financial Statements

International Investors Gold
Fund

Six Months	Year Ended
Ended	December 31,
June 30, 2006	2005

(unaudited)

$(2,202,459)	$(3,216,517)
21,291,895	40,190,022

16,582	71,508
—	—
73,687,682	47,386,544

5,982	58,320

92,799,682	84,489,877

—	(449,085)
—	(16,006)

—	(465,091)

—	(19,533,756)
—	(697,466)

—	(20,231,222)

—	(20,696,313)

56,308,575	18,839,024
12,060,131	2,198,642
—	—

68,368,706	21,037,666

—	16,723,589
—	505,877

—	17,229,466

(48,102,217)	(57,742,763)
(3,353,921)	(1,723,613)

(51,456,138)	(59,466,376)

16,912,568	(21,199,244)

109,712,250	42,594,320

305,380,127	262,785,807

$415,092,377	$305,380,127

$(5,920,516)	$(3,734,639)

See Notes to Financial Statements

Van Eck Funds—Emerging Markets Fund

Financial Highlights
For a share outstanding throughout each period:

	Class A									Class C

		Year Ended December 31,								Year Ended December 31,
												For the Period October 3,
	Six Months Ended							Six Months Ended				2003* through
	June 30, 2006		2005	2004	2003	2002	2001	June 30, 2006		2005	2004	December 31, 2003

	(unaudited)							(unaudited)
Net Asset Value, Beginning of Period	$10.98		$9.78	$8.49	$4.85	$6.47	$8.98	$10.90		$9.69	$8.50	$7.44

Income from Investment Operations:
Net Investment Income (Loss)	(0.01)		0.05	0.01	0.05	(0.02)	(0.09)	(0.05)		0.05	(0.04)	0.01
Net Realized and Unrealized
Gain (Loss) on Investments	1.21		2.85	1.67	3.59	(1.60)	(2.37)	1.20		2.83	1.62	1.05

Total from Investment Operations	1.20		2.90	1.68	3.64	(1.62)	(2.46)	1.15		2.88	1.58	1.06

Less Distributions from:
Net Investment Income	—		(0.05)	—	—	—	— (c)	—		(0.02)	—	—
Net Realized Gains	—		(1.65)	(0.39)	—	—	(0.05)	—		(1.65)	(0.39)	—

Total Distributions	—		(1.70)	(0.39)	—	—	(0.05)	—		(1.67)	(0.39)	—

Net Asset Value, End of Period	$12.18		$10.98	$9.78	$8.49	$4.85	$6.47	$12.05		$10.90	$9.69	$8.50

Total Return (a)	10.93%		29.77%	19.79%	75.05%	(25.04)%	(27.32)%	10.55%		29.77%	18.59%	14.25%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$42,741		$36,381	$30,461	28,956	$9,578	$13,032	$8,984		$6,266	$2,567	$2,665
Ratio of Gross Expenses to Average Net Assets	1.96	%(d)	2.26%	2.63%	3.08%	2.91%	2.45%	2.84	%(d)	3.62%	3.80%	2.76	%(d)
Ratio of Net Expenses to Average Net Assets (b)	1.96	%(d)	2.11%	2.21%	2.00%	2.00%	2.04%	2.75	%(d)	2.16%	2.75%	2.50	%(d)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.13)	%(d)	0.46%	0.15%	0.71%	(0.30)%	(0.95)%	(0.93	)%(d)	0.19%	(0.38)%	0.67	%(d)
Portfolio Turnover Rate	32%		101%	121%	128%	120%	56%	32%		101%	121%	128%

(a)	Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns for periods less than a year are not annualized.
(b)	Excluding interest expense, the ratio of net expenses to average net assets would be 2.10%, 2.19% and 2.00% for Class A Shares for the years ending December 31, 2005, 2004 and 2001, respectively, and 2.15% for Class C Shares for the year ending December 31, 2005. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods were excluded.
(c)	Amount represents less than $0.005 per share.
(d)	Annualized.
*	Inception date of Class C shares.

See Notes to Financial Statements

Van Eck Funds—Global Hard Assets Fund

Financial Highlights
For a share outstanding throughout each period:
	Class A								Class C					Class I

			Year Ended December 31,						Year Ended December 31,					For the
														Period
	Six Months Ended							Six Months Ended						May 2, 2006* through
	June 30, 2006		2005	2004	2003	2002	2001	June 30, 2006	2005	2004	2003	2002	2001	June 30, 2006

	(unaudited)							(unaudited)						(unaudited)
Net Asset Value, Beginning of Period	$33.24		$22.35	$18.19	$12.77	$11.96	$13.08	$31.90	$21.57	$17.66	$12.55	$11.87	$13.01	$40.74

Income from Investment Operations:
Net Investment Income (Loss)	(0.02)		(0.11)	(0.02)	(0.08)	(0.05)	(0.03)	(0.13)	(0.12)	(0.10)	(0.05)	(0.19)	(0.14)	0.02

Net Realized and Unrealized Gain (Loss) on Investments	5.09		11.00	4.18	5.50	0.86	(1.09)	4.89	10.45	4.01	5.16	0.87	(1.00)	(2.43)

Total from Investment Operations	5.07		10.89	4.16	5.42	0.81	(1.12)	4.76	10.33	3.91	5.11	0.68	(1.14)	(2.41)

Net Asset Value, End of Period	$38.31		$33.24	$22.35	$18.19	$12.77	$11.96	$36.66	$31.90	$21.57	$17.66	$12.55	$11.87	$38.33

Total Return (a)	15.25%		48.72%	22.87%	42.44%	6.77%	(8.56)%	14.89%	47.94%	22.14%	40.72%	5.73%	(8.83)%	(5.92)%

Ratios/ Supplementary Data
Net Assets, End of Period (000)	$344,707		$233,685	$84,872	$64,661	$39,106	$49,244	$123,963	$76,621	$26,812	$11,490	$2,202	$2,066	$471
Ratio of Gross Expenses to Average Net Assets	1.70	%(c)	1.88%	2.08%	2.43%	2.64%	2.76%	2.19%(c)	2.08%	2.50%	3.76%	3.72%	3.20%	2.39	%(c)
Ratio of Net Expenses to Average Net Assets (b)	1.49	%(c)	1.56%	1.85%	2.43%	2.64%	2.68%	2.18%(c)	2.07%	2.44%	3.76%	3.72%	3.08%	1.07	%(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.16)	%(c)	(0.42)%	(0.12)%	(0.68)%	(0.31)%	(0.51)%	(0.84)%(c)	(0.89)%	(0.71)%	(0.75)%	(1.36)%	(0.73)%	0.37	%(c)
Portfolio Turnover Rate	33%		51%	54%	40%	177%	265%	33%	51%	54%	40%	177%	265%	33%

(a)	Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Excluding interest expense, the ratio of net expenses to average net assets would be 2.61% and 2.58% for Class A Shares for the years ending December 31, 2002 and 2001, respectively, and 3.70% for Class C Shares for the year ending December 31, 2002. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods were excluded.

(c)	Annualized.

*	Inception date of Class I Shares.

See Notes to Financial Statements

Van Eck Funds—International Investors Gold Fund

Financial Highlights
For a share outstanding throughout each period:
				Class A				Class C

			Year Ended December 31,					Year Ended December 31,				For the Period
												October 3,
	Six Months Ended							Six Months Ended				2003* through
	June 30, 2006		2005	2004	2003	2002	2001	June 30, 2006	2005		2004	December 31, 2003

	(unaudited)							(unaudited)
Net Asset Value, Beginning of Period	$12.36		$9.77	$11.64	$8.30	$5.36	$4.45	$12.17		$9.67	$11.61	$9.28

Income from Investment Operations:
Net Investment Income (Loss)	(0.08)		(0.15)	0.07	(0.10)	(0.01)	0.01	(0.05)		(0.14)	0.05	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	3.84		3.63	(0.97)	3.66	4.86	0.91	3.70		3.53	(1.02)	2.36

Total from Investment Operations	3.76		3.48	(0.90)	3.56	4.85	0.92	3.65		3.39	(0.97)	2.33

Less Distributions from:
Net Investment Income	—		(0.02)	(0.26)	—	—	(0.01)	—		(0.02)	(0.26)	—
Net Realized Gains	—		(0.87)	(0.71)	(0.22)	(1.91)	—	—		(0.87)	(0.71)	—

Total Distributions	—		(0.89)	(0.97)	(0.22)	(1.91)	(0.01)	—		(0.89)	(0.97)	—

Net Asset Value, End of Period	$16.12		$12.36	$9.77	$11.64	$8.30	$5.36	$15.82		$12.17	$9.67	$11.61

Total Return (a)	30.42%		35.62%	(7.73)%	44.25%	90.48%	20.74%	29.99%		35.06%	(8.36)%	25.11%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$392,482		$294,999	$255,281	$305,863	$204,468	$121,767	$22,610		$10,381	$7,505	$3,535
Ratio of Gross Expenses to Average Net Assets	1.58	%(c)	1.71%	1.82%	1.87%	2.02%	2.25%	2.24	%(c)	2.53%	2.58%	2.46	%(c)
Ratio of Net Expenses to Average Net Assets (b)	1.58	%(c)	1.71%	1.82%	1.87%	2.02%	2.25%	2.24	%(c)	2.16%	2.51%	2.46	%(c)
Ratio of Net Investment Income to Average Net Assets	(1.13	)%(c)	(1.26)%	(1.34)%	(1.04)%	(0.14)%	0.09%	(1.79)	%(c)	(1.71)%	(2.03)%	(1.99)	%(c)
Portfolio Turnover Rate	8%		29%	31%	244%	720%	109%	8%		29%	31%	244%

(a)	Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns for periods less than a year are not annualized.

(b)	Excluding interest expense, the ratio of net expenses to average net assets would be 1.69%, 1.85%, 1.96% and 2.17% for Class A Shares for the years ending December 31, 2005, 2003, 2002 and 2001, respectively, and 2.15% for Class C Shares for the year ending December 31, 2005. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods were excluded.

(c)	Annualized.

*	Inception date of Class C Shares .

See Notes to Financial Statements

Van Eck Funds

Notes To Financial Statements (unaudited)

Note 1—Significant Accounting Policies—Van Eck Funds (the “Trust”), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940, as amended. The Trust operates as a series fund currently comprised of three portfolios: Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund (collectively the “Funds”). The Funds are classified as non-diversified funds. The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A.
Security Valuation—Securities traded on national or foreign exchanges are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedule of Portfolio Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not readily available are stated at fair value as determined by the Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value of these securities.

B.
Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.
Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.
Distributions to Shareholders—Distributions to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E.
Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F.	Use of Derivative Instruments

Option Contracts—The Funds may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Funds may also write call or put options. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain on the Statement of Operations. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write only covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Funds during the term of the option to a

Van Eck Funds

Notes To Financial Statements (unaudited)
(continued)

decline in price of the underlying instrument. A put option sold by the Funds is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. There were no options outstanding at June 30, 2006.

Futures—The Funds may buy and sell financial futures contracts, which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may buy and sell commodity future contracts. The Funds may engage in these transactions for hedging purposes and for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. Realized gains and losses from futures contracts are reported separately. The Funds did not have any futures contracts outstanding at June 30, 2006.

Short Sales—The Global Hard Assets Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date. Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. The Global Hard Assets Fund did not have any short sales during the six months ended June 30, 2006.

Structured Notes—The Funds may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When a Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody’s or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At June 30, 2006, there were no structured notes outstanding.

Note 2—Investment Management and Other Agreements—Van Eck Associates Corporation (the “Adviser”) earns fees for investment management and advisory services for each of the Funds. The Emerging Markets Fund pays the Adviser a monthly fee at the annual rate of 0.75% of average daily net assets. The Global Hard Assets Fund pays the Adviser a monthly fee at the annual rate of 1.00% of average daily net assets. The International Investors Gold Fund pays the Adviser a monthly fee at the annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.65% of the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million.

For the Emerging Markets Fund for the period May 1, 2004 through April 30, 2007, the Adviser agreed to assume expenses exceeding 2.25% of average daily net assets for Class A shares and 2.75% for Class C shares. For the six months ended June 30, 2006, expenses were reduced by $3,520 under this agreement.

For the Global Hard Assets Fund for the period May 1, 2004 through April 30, 2007, the Adviser agreed to assume expenses exceeding 1.50% of average daily net assets for Class A shares and 2.50% of average daily net assets for Class C shares. Additionally, for the period May 1, 2006 through April 30, 2007, the Adviser agreed to assume expenses exceeding 1.10% of average daily net assets for the Class I shares. For the six months ended June 30, 2006, expenses were reduced by $315,041 under this agreement.

For the International Investors Gold Fund for the period May 1, 2006 through April 30, 2007, the Adviser agreed to assume expenses exceeding 1.60% of average daily net assets for Class A shares and for the period May 1, 2004 through April 30, 2007, the Adviser agreed to assume expenses exceeding 2.50% of average daily net assets for Class C shares. For the six months ended June 30, 2006, expenses were reduced by $170 under this agreement.

Van Eck Associates Corporation also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for Emerging Markets Fund, and for International Investors Gold Fund at the rate of 0.25% per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million.

For the six months ended June 30, 2006, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $2,933,866 in sales loads relating to the sale of shares of the Funds, of which $2,467,171 was reallowed to broker/dealers and the remaining $466,695 was retained by the Distributor.

Certain of the officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 3—Investments—For the six months ended June 30, 2006, purchases and sales of investment securities other than U.S. government obligations and short-term obligations, were as follows:

Van Eck Funds

Notes To Financial Statements (unaudited)
(continued)
		Proceeds
	Cost of	from
	Investment	Investment
	Securities	Securities
	Purchased	Sold

Emerging Markets Fund	$18,967,278	$15,663,139
Global Hard Assets Fund	220,309,390	128,852,341
International Investors Gold Fund	28,477,982	42,280,282

The identified cost of investments owned at June 30, 2006 is $40,366,782, $365,863,340 and $167,817,973 for the Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund, respectively. As of June 30, 2006, gross unrealized appreciation and depreciation of investments were as follows:

	Gross	Gross	Net
	Unrealized	Unrealized	Unrealized
Fund	Appreciation	Depreciation	Appreciation

Emerging Markets Fund	$13,258,870	$2,686,372	$10,572,498
Global Hard Assets Fund	120,673,776	5,911,790	114,761,986
International Investors
Gold Fund	249,296,368	1,238,274	248,058,094

Note 4—Income Taxes—The tax character of distributions paid to shareholders during the year ended December 31, 2005 was as follows:

	Emerging	International
	Markets	Investors
	Fund	Gold Fund

Ordinary Income *	$2,144,545	$2,325,434
Long Term Capital Gains	3,670,926	18,370,879

	$5,815,471	$20,696,313

* Includes short term capital gains

There were no distributions paid by the Funds during the six months ended June 30, 2006.

At December 31, 2005, the Funds had capital loss carryforwards available to offset capital gains as follows:

		Expiring in the Year Ended
Fund		December 31,

Emerging Markets Fund	2008	$1,518,402
	2009	826,157

	Total	$2,344,559

Global Hard Assets Fund	2006	$6,159,303
	2007	3,364,193
	2009	750,927

	Total	$10,274,423

For Emerging Markets Fund, the capital loss carryforward is related to the acquisition of the Asia Dynasty Fund on October 31, 2003. This amount is subject to an annual limitation of $700,639 under tax rules. For Global Hard Assets Fund, $9,877,357 of the capital loss carry-forward is subject to an annual limitation of $841,231 under tax rules.

Note 5—Concentration of Risk—The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries.

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Global Hard Assets Fund and the International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since these funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Note 6—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plans”), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Funds. The amount paid under the Plans in any one year is limited to 0.25% of average daily net assets (prior to May 1, 2006, the Emerging Markets Fund and the Global Hard Assets Fund limit was 0.50%) for Class A shares and 1.00% of average daily net assets for C shares (the “Annual Limitations”).

Distribution expenses incurred under the Plans that have not been paid because they exceed the Annual Limitations may be carried forward to future years and paid by the Funds within the Annual Limitations. The Distributor has waived its right to reimbursement of the carried forward amounts incurred through June 30, 2006 in the event the Plans are terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate.

The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of June 30, 2006 were as follows:

International Investors Gold Fund-Class A	$4,799,331
International Investors Gold Fund-Class C	142,883
Emerging Markets Fund-Class A	1,329,215
Emerging Markets Fund-Class C	67,627
Global Hard Assets Fund-Class A	2,051,169
Global Hard Assets Fund-Class C	873,042

Note 7—Shareholder Transactions—Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized):

	Emerging Markets Fund

	Six Months Ended	Year Ended
	June 30,	December 31,
	2006	2005

Class A
Shares sold	782,610	431,685
Shares reinvested	—	367,878
Shares reacquired	(587,358)	(600,506)

Net increase (decrease)	195,252	199,057

Class C
Shares sold	253,592	323,960
Shares reinvested	—	55,239
Shares reacquired	(82,643)	(69,347)

Net increase (decrease)	170,949	309,852

Van Eck Funds

Notes To Financial Statements (unaudited)
(continued)
	Global Hard Assets Fund

	Six Months Ended	Year Ended
	June 30,	December 31,
	2006	2005

Class A
Shares sold	3,224,502	4,349,990
Shares reacquired	(1,257,279)	(1,117,219)

Net increase (decrease)	1,967,223	3,232,771

Class C
Shares sold	1,530,020	1,569,666
Shares reacquired	(550,336)	(411,307)

Net increase (decrease)	979,684	1,158,359

Class I
Shares sold	12,275
Shares reacquired	—

Net increase (decrease)	12,275

	International Investors Gold Fund

	Six Months Ended	Year Ended
	June 30,	December 31,
	2006	2005

Class A
Shares sold	3,626,731	1,842,643
Shares reinvested	—	1,353,010
Shares reacquired	(3,141,707)	(5,457,165)

Net increase (decrease)	485,024	(2,261,512)

Class C
Shares sold	799,661	207,862
Shares reinvested	—	41,561
Shares reacquired	(223,654)	(172,030)

Net increase (decrease)	576,007	77,393

Note 8—Forward Foreign Currency Contracts—The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At June 30, 2006, the Global Hard Assets Fund had the following forward foreign currency contract outstanding:

	Contract	Current	Unrealized
	Amount	Value	Appreciation

Sell Contract:
AUD 982,592	$730,164	$734,782	$4,618

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for its Trustees. Commencing January 1, 1996, the Trustees could elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Funds’ contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees and are reflected in the accompanying Statements of Assets and Liabilities.

Note 10—Repurchase Agreements—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, plus accrued interest, is held by the Funds’ custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Funds would become exposed to market fluctuation on the collateral.

Note 11—Equity Swaps—The Funds may enter into equity swaps to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. The Fund collateralizes 100% of the notional amount of the swap. Such amounts are reflected in the Statement of Assets and Liabilities as cash-initial margin. At June 30, 2006, there were no outstanding equity swaps.

Note 12—Commodity Swaps—The Funds may enter into commodity swaps to gain investment exposure to the relevant spread of the commodity reference prices. A commodity swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap’s notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At June 30, 2006, there were no outstanding commodity swaps.

Note 13—Bank Line of Credit—The Trust participates with other funds managed by the Adviser (the “Van Eck Funds”) in a $10 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on

Van Eck Funds

Notes To Financial Statements (unaudited)
(continued)

prevailing market rates in effect at the time of borrowings. During the six months ended June 30, 2006, the Emerging Markets Fund borrowed under this Facility. The average daily loan balance for the Emerging Markets Fund during the 19 day period for which a loan was outstanding approximately $294,000 and the weighted average interest rate was 5.18% . At June 30, 2006, the Funds had no outstanding borrowings under the Facility.

Note 14—Investment in Affiliated Company—International Investors Gold Fund owns more than 5% of the outstanding voting securities of the company (such are defined as “affiliated companies” in the Investment Company Act of 1940).

	Beginning	Shares	Ending	Market
Security	Shares	Acquired	Shares	Value

Capital Gold Corp.†	0	6,640,000	6,640,000	$2,257,600
Capital Gold Inc. Warrants † R	0	1,660,000	1,660,000	$135,954

†	Non-income producing
R	Restricted security (see Schedule of Portfolio Investments for additional information)

Note 15—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the United States Securities and Exchange Commission (“SEC”) have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers.

There cannot be any assurance that if the SEC or NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Van Eck Funds

Approval of Advisory Agreements

Emerging Markets Fund

Global Hard Assets Fund International Investors Gold Fund

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a Fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

In considering the renewal of the investment advisory agreements, the Board, comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by Van Eck Associates Corporation, the Funds’ Adviser (the “Adviser”), throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on June 13 and 14, 2006 to specifically consider the renewal of each Fund’s investment advisory agreement. This information included, among other things, the following:

  Information about the overall organization of the Adviser and the Adviser’s short-term and long- term business plan with respect to its mutual fund operations;

  The Adviser’s consolidated financial statements for the past three fiscal years;

  A description of the advisory agreements with the Funds, their terms and the services provided under each agreement;

  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
  Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

  An independently prepared report comparing the management fees and non-investment management expenses of each Fund during its fiscal year ended December 31, 2005 with those of (i) the universe of front-end load retail funds with a similar investment strategy (the “Expense Universe”), and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and fees and expense structure (the “Peer Group”);

  An independently prepared report comparing each Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2005 with those of (i) the universe of front-end load retail and institutional funds with a similar investment strategy (the “Performance Universe”), (ii) its Peer Group, and (iii) appropriate benchmark indices as identified by an independent data provider;

  An analysis of the profitability of the Adviser with respect to the services it provides to each Fund and the Van Eck complex of mutual funds as a whole;

  Information regarding other accounts and investment vehicles managed by the Adviser, their investment strategy, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

  Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Funds, and reports regarding a variety of compliance-related issues;

Van Eck Funds

Approval of Advisory Agreements (continued)

  Reports with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

  Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Funds’ custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser’s willingness to subsidize the operations of the Funds from time to time by means of waiving a portion of its management fees or paying expenses of the Funds; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the SEC, the NASD and the office of the New York Attorney General (“NYAG”); (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds. The Board considered the fact that the Adviser has received a Wells Notice from the SEC in connection with on-going investigations concerning market timing and related matters. The Board determined that the Adviser continues to cooperate with the SEC, the NYAG and the Board in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Board concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including hedge funds and separate accounts, that invest in the same financial markets and are managed by the same investment professionals according to a similar investment strategy as certain of the Funds. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In evaluating the investment performance and fees and expenses of each Fund, the Board considered the specific factors set forth below. The Board

Van Eck Funds

Approval of Advisory Agreements (continued)

concluded, with respect to each Fund, that the performance of the Fund is satisfactory, and that the management fee charged to, and the total expense ratio of, the Fund are reasonable. In reaching its conclusions the Board took specific note of the following information with respect to each Fund:

Emerging Markets Fund.

The Board noted that: (1) the Fund has operated under the current investment strategy since December 2002, and that for the annualized three-year period ended December 31, 2005, the Fund had outperformed its Performance Universe average as well as its benchmark index; (2) the Adviser has agreed to waive or to reimburse expenses through April 2007 to the extent necessary to maintain an agreed upon expense ratio; (3) the Adviser has agreed to reduce the annual distribution (12b-1) fees for the Class A shares of the Fund from 0.50% to 0.25%; and (4) the Fund’s overall management fee during 2005, net of waivers, was the lowest in its Peer Group, and that the Fund’s expense ratio, net of waivers, is within the range of expense ratios for its Peer Group.

Global Hard Assets Fund.

The Board noted that: (1) the Fund had outperformed, on an annualized basis, its Performance Universe average for the one- through five-year periods ended December 31, 2005; (2) the Adviser has agreed to waive or to reimburse expenses through April 2007 to the extent necessary to maintain an agreed upon expense ratio; (3) the Adviser has agreed to reduce the annual distribution (12b-1) fees for the Class A shares of the Fund from 0.50% to 0.25%; and (4) the Fund’s overall management fee during 2005, net of waivers, was lower than the median for its Peer Group, and that the Fund’s expense ratio, although higher than the median, is within the range of expense ratios for its Peer Group.

International Investor Gold Fund.

The Board noted that: (1) the Fund had outperformed its Performance Universe average the one-, two-, four- and five-year periods ended December 31, 2005; (2) the Adviser has agreed to waive or to reimburse expenses through April 2007 to the extent necessary to maintain an agreed upon expense ratio, and has further agreed to extend the fee waiver or expense reimbursement to include the Class A shares of the Fund; (3) although the Fund’s overall management fee, consisting of advisory and administrative fees, is higher than the median for its Peer Group, the Fund’s investment advisory fee standing alone is lower than the median for its Peer Group; and (4) the Fund’s total expense ratio is higher than the median, but within the range of expense ratios for its Peer Group.

The Board considered the profits, if any, realized by the Adviser from managing the Funds, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Funds are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows, and whether each Fund’s fee levels reflect these economies of scale for the benefit of shareholders. The Board concluded that, with respect to each Fund, the Adviser does not currently, and is unlikely in the foreseeable future to, realize material benefits from economies of scale and, therefore, that the implementation of, or modifications to any existing, breakpoints would not be warranted at this time for any of the Funds.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreements for an additional one-year period.

Van Eck Funds
Emerging Markets Fund

On March 9, 2006, at a Special Meeting of Shareholders, the following proposals were voted:

	Shares Voted	% of Voted Shares

1. To elect the following nominees as Trustees:

Richard C. Cowell
For	1,899,557.846	96.861%
Against	61,550.555	3.139%
Abstain	0.000	0.000%

Jon Lukomnik
For	1,899,438.954	96.855%
Against	61,669.447	3.145%
Abstain	0.000	0.000%

David J. Olderman
For	1,897,572.538	96.760%
Against	63,535.863	3.240%
Abstain	0.000	0.000%

Ralph F. Peters
For	1,898,637.846	96.815%
Against	62,470.555	3.185%
Abstain	0.000	0.000%

Wayne H. Shaner
For	1,899,438.954	96.855%
Against	61,669.447	3.145%
Abstain	0.000	0.000%

R. Alastair Short
For	1,899,482.342	96.858%
Against	61,626.059	3.142%
Abstain	0.000	0.000%

Richard D. Stamberger
For	1,899,438.954	96.855%
Against	61,669.447	3.145%
Abstain	0.000	0.000%

Van Eck Funds
Emerging Markets Fund

	Shares Voted	% of Voted Shares

2. To modify or eliminate fundamental investment restrictions:

(2A) Borrowing
For	1,406,579.926	71.724%
Against	70,930.936	3.617%
Abstain	72,832.539	3.714%

(2B) Underwriting
For	1,392,343.255	70.998%
Against	85,731.730	4.372%
Abstain	72,268.416	3.685%

(2C) Lending
For	1,376,886.755	70.210%
Against	100,946.107	5.147%
Abstain	72,510.539	3.697%

(2D) Senior Securities
For	1,393,531.681	71.058%
Against	84,182.181	4.293%
Abstain	72,629.539	3.703%

(2E) Real Estate
For	1,386,541.757	70.702%
Against	86,897.079	4.431%
Abstain	76,904.565	3.921%

(2F) Commodities
For	1,377,381.660	70.235%
Against	103,194.574	5.262%
Abstain	69,767.167	3.558%

(2G) Concentration
For	1,382,355.683	70.488%
Against	94,750.179	4.831%
Abstain	73,237.539	3.734%

(2H) Real estate limited partnerships, oil, gas, and minerals
For	1,381,934.459	70.467%
Against	97,808.403	4.987%
Abstain	70,600.539	3.600%

Van Eck Funds
Emerging Markets Fund

	Shares Voted	% of Voted Shares

(2I) Investing for the purpose of exercising control
For	1,382,833.301	70.513%
Against	96,751.561	4.934%
Abstain	70,758.539	3.608%

(2J) Issuers whose securities are owned by officers
For	1,335,252.786	68.087%
Against	142,157.916	7.249%
Abstain	72,932.699	3.719%

(2N) Puts, calls, straddles and spreads
For	1,359,979.461	69.347%
Against	111,124.180	5.666%
Abstain	79,239.760	4.041%

Van Eck Funds
Global Hard Assets Fund

On March 9, 2006, at a Special Meeting of Shareholders, the following proposals were voted:

	Shares Voted	% of Voted Shares

1. To elect the following nominees as Trustees:

Richard C. Cowell
For	4,766,987.963	96.350%
Against	180,578.960	3.650%
Abstain	0.000	0.000%

Jon Lukomnik
For	4,773,262.084	96.477%
Against	174,304.839	3.523%
Abstain	0.000	0.000%

David J. Olderman
For	4,769,906.247	96.409%
Against	177,660.676	3.591%
Abstain	0.000	0.000%

Ralph F. Peters
For	4,767,317.963	96.357%
Against	180,248.960	3.643%
Abstain	0.000	0.000%

Wayne H. Shaner
For	4,778,198.244	96.577%
Against	169,368.679	3.423%
Abstain	0.000	0.000%

R. Alastair Short
For	4,777,244.342	96.557%
Against	170,322.581	3.443%
Abstain	0.000	0.000%

Richard D. Stamberger
For	4,778,202.802	96.577%
Against	169,364.121	3.423%
Abstain	0.000	0.000%

Van Eck Funds
Global Hard Assets Fund

	Shares Voted	% of Voted Shares

2. To modify or eliminate fundamental investment restrictions:

(2A) Borrowing
For	3,481,332.181	70.365%
Against	147,951.052	2.990%
Abstain	248,392.690	5.021%

(2B) Underwriting
For	3,510,061.209	70.945%
Against	116,569.024	2.356%
Abstain	251,045.690	5.074%

(2C) Lending
For	3,491,278.556	70.566%
Against	133,525.226	2.699%
Abstain	252,872.141	5.111%

(2D) Senior Securities
For	3,523,090.825	71.209%
Against	103,594.762	2.094%
Abstain	250,990.336	5.073%

(2E) Real Estate
For	3,523,666.290	71.220%
Against	106,360.297	2.150%
Abstain	247,649.336	5.005%

(2F) Commodities
For	3,522,017.331	71.187%
Against	109,549.256	2.214%
Abstain	246,109.336	4.974%

(2G) Concentration
For	3,503,819.799	70.819%
Against	116,745.239	2.360%
Abstain	257,110.885	5.197%

(2H) Real estate limited partnerships, oil, gas, and minerals
For	3,517,266.379	71.091%
Against	105,278.854	2.128%
Abstain	255,130.690	5.157%

Van Eck Funds
Global Hard Assets Fund

	Shares Voted	% of Voted Shares

(2I) Investing for the purpose of exercising control
For	3,495,535.000	70.652%
Against	125,394.038	2.534%
Abstain	256,746.885	5.189%

(2J) Issuers whose securities are owned by officers
For	3,441,621.392	69.562%
Against	180,116.646	3.641%
Abstain	255,937.885	5.173%

(2N) Puts, calls, straddles and spreads
For	3,464,714.472	70.029%
Against	142,699.504	2.884%
Abstain	270,261.947	5.463%

Van Eck Funds
International Investors Gold Fund

On March 9, 2006, at a Special Meeting of Shareholders, the following proposals were voted:

	Shares Voted	% of Voted Shares

1. To elect the following nominees as Trustees:

Richard C. Cowell
For	12,220,149.212	96.156%
Against	488,560.727	3.844%
Abstain	0.000	0.000%

Jon Lukomnik
For	12,247,130.234	96.368%
Against	461,579.705	3.632%
Abstain	0.000	0.000%

David J. Olderman
For	12,248,730.506	96.381%
Against	459,979.433	3.619%
Abstain	0.000	0.000%

Ralph F. Peters
For	12,233,759.607	96.263%
Against	474,950.332	3.737%
Abstain	0.000	0.000%

Wayne H. Shaner
For	12,250,023.035	96.391%
Against	458,686.904	3.609%
Abstain	0.000	0.000%

R. Alastair Short
For	12,264,448.788	96.504%
Against	444,261.151	3.496%
Abstain	0.000	0.000%

Richard D. Stamberger
For	12,259,571.893	96.466%
Against	449,138.046	3.534%
Abstain	0.000	0.000%

Van Eck Funds
International Investors Gold Fund

	Shares Voted	% of Voted Shares

2. To modify or eliminate fundamental investment restrictions:

(2A) Borrowing
For	8,660,888.516	68.149%
Against	1,210,528.468	9.525%
Abstain	533,021.955	4.194%

(2B) Underwriting
For	8,745,550.614	68.815%
Against	1,110,947.924	8.742%
Abstain	547,940.401	4.312%

(2C) Lending
For	8,704,799.523	68.495%
Against	1,162,861.123	9.150%
Abstain	536,778.293	4.224%

(2D) Senior Securities
For	8,759,410.341	68.924%
Against	1,096,783.979	8.630%
Abstain	548,244.619	4.314%

(2E) Real Estate
For	8,711,557.230	68.548%
Against	1,143,425.954	8.997%
Abstain	549,455.755	4.323%

(2F) Commodities
For	8,775,920.549	69.054%
Against	1,078,253.990	8.484%
Abstain	550,264.400	4.330%

(2G) Concentration
For	8,772,994.533	69.031%
Against	1,065,797.559	8.386%
Abstain	565,646.847	4.451%

(2H) Real estate limited partnerships, oil, gas, and minerals
For	8,687,086.424	68.355%
Against	1,188,429.319	9.351%
Abstain	528,923.196	4.162%

Van Eck Funds
International Investors Gold Fund

	Shares Voted	% of Voted Shares

(2I) Investing for the purpose of exercising control
For	8,699,504.159	68.453%
Against	1,133,390.713	8.918%
Abstain	571,544.067	4.497%

(2J) Issuers whose securities are owned by officers
For	8,543,239.488	67.223%
Against	1,308,738.142	10.298%
Abstain	552,461.309	4.347%

(2K) Margin
For	8,585,424.908	67.555%
Against	1,256,016.211	9.883%
Abstain	562,997.820	4.430%

(2L) Restricted securities and repurchase agreements
For	8,680,584.451	68.304%
Against	1,176,601.393	9.258%
Abstain	547,253.095	4.306%

(2M) Investments in other companies
For	8,655,173.271	68.104%
Against	1,205,675.617	9.487%
Abstain	543,590.051	4.277%

3. To approve amendments to the Master Trust Agreement:

(3A) Master Trust Agreement - remove certain provisions
For	8,583,127.853	67.537%
Against	1,224,408.053	9.634%
Abstain	596,903.033	4.697%

Van Eck Funds
Emerging Markets Fund, Global Hard Assets Fund,
International Investors Gold Fund

On March 9, 2006, at a Special Meeting of Shareholders, the following proposals were voted:

	Shares Voted	% of Voted Shares

3. To approve amendments to the Master Trust Agreement:

(3B) Master Trust Agreement - amend liquidation provision
For	13,265,115.939	67.619%
Against	1,613,105.116	8.223%
Abstain	954,237.208	4.864%

(3C) Master Trust Agreement - amend reorganization provision
For	13,345,028.542	68.027%
Against	1,554,763.859	7.925%
Abstain	932,665.862	4.754%

Van Eck Funds, Inc.—Mid Cap Value Fund
Schedule of Portfolio Investments
June 30, 2006 (unaudited)

No. of Shares	Securities	Value (Note 1)

Common Stocks:
Basic Materials: 4.1%
9,734	Louisiana-Pacific Corp.	$213,175
8,377	MeadWestvaco Corp.	233,970
4,191	Steel Dynamics, Inc.	275,516

		722,661

Communications: 4.1%
7,115	CenturyTel, Inc.	264,322
6,747	Crown Castle International Corp.†	233,041
7,023	Univision Communications, Inc. (Class A)†	235,271

		732,634

Consumer Cyclical: 11.6%
4,848	Autoliv Inc.	274,251
8,695	Autonation, Inc.†	186,421
8,354	Circuit City Stores, Inc.	227,396
7,513	Dillards’s, Inc.	239,289
5,364	Goodyear Tire & Rubber Co.†	59,540
2,261	J.C. Penney Co., Inc.	152,640
5,602	Lear Corp.	124,420
15,668	Mattel, Inc.	258,679
6,137	Officemax, Inc.	250,083
7,112	Sabre Holdings Corp.	156,464
3,440	Tech Data Corp.†	131,786

		2,060,969

Consumer Non-cyclical: 11.2%
7,015	AmerisourceBergen Corp.	294,069
2,879	Biogen Idec Inc.†	133,384
5,068	Clorox Co.	308,996
6,423	Equifax, Inc.	220,566
2,827	Hershey Co.	155,683
15,890	King Pharmaceuticals, Inc.†	270,130
8,059	PepsiAmericas, Inc.	178,184
3,961	UST, Inc.	178,998
10,256	Watson Pharmaceuticals, Inc.†	238,760

		1,978,770

Energy: 5.3%
6,187	Equitable Resources, Inc.	207,265
5,257	Hess Corp.	277,832
953	Kinder Morgan, Inc.	95,195
3,395	Sunoco, Inc.	235,240
3,231	W&T Offshore Inc.	125,654

		941,186

Finance: 39.8%
4,949	A. G. Edwards, Inc.	273,779
5,706	American Financial Group, Inc.	244,787
968	American National Insurance Co.	125,569
6,415	AmeriCredit Corp.†	179,107
4,361	AmerUs Group Co.	255,337
19,565	Annaly Mortgage Management Inc.	250,628
5,902	Assurant, Inc.	285,657
8,183	Astoria Financial Corp.	249,172
2,901	Cigna Corp.	285,778
6,176	Cincinnati Financial Corp.	290,334
3,239	CIT Group, Inc.	169,367
5,017	Commerce Bancshares, Inc.	251,101

No. of Shares	Securities	Value (Note 1)

Finance: (continued)
3,798	Crescent Real Estate Equities Co.	$70,491
2,520	Duke Realty Corp.	88,578
3,896	Federated Investors, Inc.	122,724
373	First Citizens Bancorporation Inc.	74,787
11,691	Huntington Bancshares, Inc.	275,674
2,675	Lincoln National Corp.	150,977
2,422	M & T Bank Corp.	285,602
978	MBIA, Inc.	57,262
4,663	Mellon Financial Corp.	160,547
3,022	MGIC Investment Corp.	196,430
5,483	Nationwide Financial Services, Inc.	241,691
5,118	New Century Financial Corp.	234,149
3,890	Northern Trust Corp.	215,117
11,533	Old Republic International Corp.	246,460
5,842	PMI Group, Inc.	260,436
2,978	Principal Financial Group	165,726
4,445	Radian Group, Inc.	274,612
4,004	Safeco Corp.	225,625
4,912	StanCorp Financial Group, Inc.	250,070
4,089	TCF Financial Corp.	108,154
4,647	Torchmark Corp.	282,166
11,597	UnumProvident Corp.	210,254

		7,058,148

Industrial: 13.6%
5,372	Allied Waste Industries, Inc.†	61,026
10,029	Avnet, Inc.†	200,781
4,343	CSX Corp.	305,920
383	Energizer Holdings, Inc.†	22,432
4,735	Flowserve Corp.†	269,422
5,670	GATX Corp.	240,975
8,089	Laidlaw International, Inc.	203,843
1,285	Martin Marietta Materials, Inc.	117,128
160	Norfolk Southern Corp.	8,515
5,163	Republic Services, Inc.	208,275
4,522	Ryder System, Inc.	264,220
4,533	SPX Corp.	253,621
3,307	USG Corp.†	241,180

		2,397,338

Technology: 1.8%
6,222	Fair Isaac Corp.	225,921
2,988	Freescale Semiconductor, Inc. (Class B)†	87,847

		313,768

Utilities: 9.5%
8,421	American Electric Power Co., Inc.	288,419
8,100	Edison International	315,899
4,771	Entergy Corp.	337,547
5,581	KeySpan Corp.	225,472
5,629	NRG Energy, Inc.†	271,205
6,220	Wisconsin Energy Corp.	250,666

		1,689,208

Total Investments: 101.0% (Cost: $16,290,067)		17,894,682

Other assets less liabilities: (1.0)%		(169,967)

Net Assets: 100.0%		17,724,715

† Non-income producing

See Notes to Financial Statements

Van Eck Funds, Inc.—Mid Cap Value Fund
Statement of Assets and Liabilities
June 30, 2006 (unaudited)

Assets:
Investments, at value (cost $16,290,067) (Note 1)	$17,894,682
Cash	45,620
Receivables:
Securities sold	2,360,967
Capital shares sold	995
Dividends	21,273
Prepaid expenses and other assets	1,483

Total asset	20,325,020

Liabilities:
Payables:
Securities purchased	2,559,567
Capital shares redeemed	12,319
Due to Adviser (Note 2)	1,844
Due to Directors	2,294
Due to Distributor (Note 2)	7,314
Accrued expenses	16,967

Total liabilities	2,600,305

Net Assets	$17,724,715

Shares outstanding	748,846

Net asset value, redemption and offering price per share	$23.67

Maximum offering price per share.	$25.11

Net Assets consist of:
Aggregate paid in capital.	$33,997,906
Unrealized appreciation of investments	1,604,615
Accumulated net investment loss	(34,403)
Accumulated net realized loss	(17,843,403)

$17,724,715

See Notes to Financial Statements

Van Eck Funds, Inc.—Mid Cap Value Fund
Statement of Operations
Six Months Ended June 30, 2006 (unaudited)

Income (Note 1):
Dividends		$148,726
Interest		650

		149,376
Expenses:
Advisory fee (Note 2)	$69,134
Distribution (Note 2)	46,089
Transfer agency	30,074
Insurance	11,644
Professional services	2,880
Shareholder reports	8,749
Registration	18,970
Administration (Note 2)	13,827
Custodian	20,146
Directors’ fees and expenses.	2,500
Other	1,133

Total expenses	225,146
Expenses assumed by the Adviser (Note 2)	(38,515)

Net expenses		186,631

Net investment loss		(37,255)

Realized and Unrealized Gain on Investments (Note 3):
Realized gain from security transactions		417,322
Change in unrealized appreciation of investments		276,102

Net gain on investments		693,424

Net Increase in Net Assets Resulting from Operations		$656,169

See Notes to Financial Statements

Van Eck Funds, Inc.—Mid Cap Value Fund
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2006	2005

Change in Net Assets:	(unaudited)
Operations:
Net investment loss	$(37,255)	$(12,639)
Realized gain from security transactions	417,322	4,258,302
Change in unrealized appreciation of investments	276,102	(3,334,796)

Net increase in net assets resulting from operations	656,169	910,867

Capital share transactions:*
Proceeds from sale of shares	321,872	351,501
Cost of shares reacquired	(2,346,074)	(3,612,615)

Decrease in net assets resulting from capital share transactions	(2,024,202)	(3,261,114)

Total decrease in net assets	(1,368,033)	(2,350,247)
Net Assets:
Beginning of year	19,092,748	21,442,995

End of period	$17,724,715	$19,092,748

Accumulated/undistributed net investment income/(loss)	$(34,403)	$2,852

*Shares of Common Stock Issued (800,000,000 shares authorized of $0.001 par value)
Shares sold	13,560	16,282
Shares reacquired	(98,918)	(166,832)

Net decrease	(85,358)	(150,550)

See Notes to Financial Statements

Van Eck Funds, Inc.—Mid Cap Value Fund
Financial Highlights
For a share outstanding throughout the period:

	Six Months		Year Ended December 31,
	Ended
	June 30, 2006		2005	2004	2003 (c)	2002 (d)	2001 (e)

	(unaudited)
Net Asset Value, Beginning of Year	$22.89		$21.77	$18.26	$12.76	$18.14	$21.17

Income From Investment Operations:
Net Investment Loss	(0.05)		(0.01)	(0.13)	(0.10)	(0.08)	(0.05)
Net Realized and Unrealized Gain (Loss)
on Investments	0.83		1.13	3.64	5.60	(5.30)	(2.98)

Total from Investment Operations	0.78		1.12	3.51	5.50	(5.38)	(3.03)

Net Asset Value, End of Period	$23.67		$22.89	$21.77	$18.26	$12.76	$18.14

Total Return (a)	3.41%		5.14%	19.22%	43.10%	(29.66)%	(14.31)%

Ratios/Supplementary Data
Net Assets, End of Period (000’s)	$17,725		$19,093	$21,443	$20,713	$19,058	$54,396
Ratio of Gross Expenses to Average Net Assets (b)	2.44	%(f)	2.42%	2.63%	3.04%	3.07%	1.44%
Ratio of Net Expenses to Average Net Assets	2.03	%(f)	1.92%	2.10%	2.10%	1.79%	1.35%
Ratio of Net Investment Loss to Average Net Assets	(0.40	)%(f)	(0.06)%	(0.63)%	(0.60)%	(0.52)%	(0.25)%
Portfolio Turnover Rate	49%		103%	73%	143%	335%	63%

(a)	Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Had fees not been waived and expenses not been assumed.
(c)	John A. Levin & Co. resigned as sub-adviser to the Fund effective June 1, 2003. New York Life Investment Management LLC began to operate as the sub-adviser to the Fund effective June 1, 2003.
(d)	Includes the operations of the Van Eck Funds I, Inc. Mid Cap Value Fund from January 1, 2002 through June 7, 2002. The new advisory agreement dated January 1, 2002 named Van Eck Associates Corporation as the Adviser to the Fund. At January 1, 2002 John A. Levin & Co. Inc. was named sub-adviser to the Fund.
(e)	The financial highlights table for 2001 is that of Van Eck Funds I, Inc. Mid Cap Value Fund (formerly Van Eck/Chubb Growth & Income Fund). The investment returns for 2001 of the Van Eck Funds I, Inc. Mid Cap Value Fund (formerly Van Eck/Chubb Growth & Income Fund) were reflective of a previous investment adviser.
(f)	Annualized.

See Notes to Financial Statements

Van Eck Funds, Inc.—Mid Cap Value Fund

Notes To Financial Statements (unaudited)

Note 1—Significant Accounting Policies—Van Eck Funds, Inc. (the “Company”), was incorporated under the laws of the State of Maryland on January 30, 2002 and is registered under the Investment Company Act of 1940, as amended. The Company consists of one fund in the series, Van Eck Mid Cap Value Fund (the “Fund”), a diversified, open-end series management investment company. The Fund seeks long-term growth of capital by investing in the common stocks and other equity securities of mid-cap companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A.
Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the- counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Directors. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B.
Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.
Distributions to Shareholders—Distributions to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

D.
Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned.

Note 2—Agreements and Affiliates—Van Eck Associates Corporation (“VEAC”, the “Adviser”) earns a fee at an annual rate of 0.75% of the Fund’s average net assets for investment management and advisory services. For the period January 1, 2005 through April 30, 2006, the Adviser agreed to assume expenses exceeding 2.10% of the average daily net assets of the Fund. For the period May 1, 2006 through April 30, 2007, the Adviser agreed to assume expenses exceeding 1.90% of the average daily net assets of the Fund. Expenses for the six months ended June 30, 2006 were reduced by $38,515 under this agreement. Certain officers of the Company are officers, directors or stockholders of the Adviser and Distributor.

Under the Sub-Advisory Agreement, Van Eck Associates has paid New York Life Investment Management LLC (“NYLIM”) a fee, payable monthly, at an annual rate of 0.50% of the Fund’s average daily net assets, reduced by 0.01% on an annual basis for each $1 million of such assets under $50 million.

Van Eck Associates Corp. (the “Administrator”) performs certain accounting and administrative services. In accordance with an accounting and administration agreement, the Administrator earns an annual fee paid monthly of 0.15% of the Fund’s average daily net assets.

For the year ended December 31, 2005, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $5,160 in sales loads relating to the sale of shares of the Fund, of which $4,459 was reallowed to broker/dealers and the remaining $701 was retained by the Distributor. Also, the Company has a plan of distribution pursuant to Rule 12b-1 that provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company’s shares. The maximum expenditure the Company may make under the plan is 0.50% per annum.

Note 3—Investments—For the six months ended June 30, 2006, purchases and sales of securities other than U.S. government securities and short-term obligations aggregated $9,152,975 and $11,028,502, respectively.

The identified cost of investments owned at June 30, 2006 was $16,290,067 and net unrealized appreciation aggregated $1,604,615 of which $1,999,160 related to appreciated securities and $394,545 related to depreciated securities.

Note 4—Income Taxes—As of December 31, 2005, the Fund had a capital loss carryforward of $18,212,699 available, $1,273,029 expiring December 31, 2008 and $11,962,435 expiring December 31, 2009, of which a portion is limited under tax rules, $2,910,558 expiring December 31, 2010, and $2,066,677 expiring December 31, 2011.

Note 5—Director Deferred Compensation Plan—The Fund has established a Deferred Compensation Plan (the “Plan”) for Directors. The Directors can elect to defer receipt of their director fees until retirement, disability or termination from the Board of Directors. The Fund contributions to the Plan are limited to the amount of fees earned by the participating Directors. The fees otherwise payable to the participating Directors are invested in shares of the Fund as directed by the Directors and are reflected in the accompanying Statement of Assets and Liabilities.

Note 6—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the United States Securities Exchange Commission (“SEC”) have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Directors of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At

Van Eck Funds, Inc.—Mid Cap Value Fund

Notes To Financial Statements (unaudited)
(continued)

the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers.

There cannot be any assurance that if the SEC or NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Van Eck Funds, Inc.

Approval of Advisory and Sub-Advisory
Agreements

Mid Cap Value Fund

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a Fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the Board of Directors (the “Board”), including by a vote of a majority of the Directors who are not “interested persons” of the Fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.

In considering the renewal of the investment advisory agreements, the Board, comprised exclusively of Independent Directors, reviewed and considered information that had been provided by Van Eck Associates Corporation, the Fund’s Adviser (the “Adviser”) and New York Life Investment Management LLC, the Fund’s sub-adviser (the “Sub-Adviser”), throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on June 13 and 14, 2006 to specifically consider the renewal of the Fund’s investment advisory agreement. This information included, among other things, the following:

  Information about the overall organization of the Adviser and the Adviser’s short-term and long- term business plan with respect to its mutual fund operations

  The Adviser’s consolidated financial statements for the past three fiscal years;

  A description of the advisory and sub-advisory agreements with the Fund, their terms and the services provided thereunder;

  Information regarding the Sub-Adviser’s organization, personnel, investment strategies and key compliance procedures;
  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

  A presentation by the portfolio manager of the Fund with respect to the Sub-Adviser’s investment strategies and general investment outlook in relevant markets and the resources available to support the implementation of such investment strategies;

  An independently prepared report comparing the management fees and non-investment management expenses of the Fund during its fiscal year ended December 31, 2005 with those of (i) the universe of front-end load retail funds with a similar investment strategy (the “Expense Universe”), and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and fees and expense structure (the “Peer Group”);

  An independently prepared report comparing the Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2005 with those of (i) the universe of front-end load retail and institutional funds with a similar investment strategy (the “Performance Universe”), (ii) its Peer Group, and (iii) appropriate benchmark indices as identified by an independent data provider;

  An analysis of the profitability of the Adviser with respect to the services it provides to the Fund and the Van Eck complex of mutual funds as a whole;

  Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Fund, and reports regarding a variety of compliance-related issues;

Van Eck Funds, Inc.

Approval of Advisory and Sub-Advisory
Agreements (continued)

  Reports with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

  Other information provided by the Adviser and the Sub-Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Directors.

In considering whether to approve the investment advisory and sub-advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management services provided by the Sub-Adviser; (2) the capabilities and background of the Sub-Adviser’s investment personnel, and the overall capabilities, experience, resources and strengths of the Sub-Adviser and its affiliates in managing investment companies and other accounts utilizing similar investment strategies; (3) the quality, nature, cost and character of the administrative and other services provided by the Adviser and its affiliates, including its services in overseeing the services provided by the Sub-Adviser; (4) the quality, nature and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (5) the terms of the advisory and sub-advisory agreements and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein; (6) the profits, if any, realized by the Adviser from managing the Fund, in light of the services rendered and the costs associated with providing such services; (7) the Adviser’s willingness to subsidize the operations of the Fund from time to time by means of waiving a portion of its management fees or paying expenses of the Fund; (8) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (9) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (10) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the SEC, the NASD and the office of the New York Attorney General (“NYAG”); (11) the Adviser’s record of compliance with its policies and procedures; and (12) the ability of the Adviser and the Sub-Adviser to attract and retain quality professional personnel to perform a variety of investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser has received a Wells Notice from the SEC in connection with on-going investigations concerning market timing and related matters. The Board determined that the Adviser continues to cooperate with the SEC, the NYAG and the Board in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Fund. In addition, the Board concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

In evaluating the investment performance of the Fund, the Board noted that, during the period since June 2003, when the Sub-Adviser assumed management of the Fund’s portfolio, the Fund had underperformed its Performance Universe median

Van Eck Funds, Inc.

Approval of Advisory and Sub-Advisory
Agreements (continued)

and benchmark index for the annualized one- and two-year periods ended December 31, 2005, although the Fund had outperformed its Performance Universe median for the three-year period ended December 31, 2005. The Board further noted that the Sub-Adviser manages the Fund’s portfolio by utilizing proprietary quantitative-based investment models, and that, during the past 12 months, the Sub-Adviser has taken action to modify these models and is in the process of considering additional modifications designed to improve investment results. The Board concluded that it would be appropriate to allow a reasonable period of time to evaluate the effectiveness of these actions.

In evaluating the fees and expenses of the Fund, the Board noted that: (1) the Adviser has agreed to waive and will continue to waive through April 2007 a portion of its management fee; (2) the Fund’s overall management fee during 2005, net of fee waivers, was the lowest in its Peer Group; and (3) the Fund’s total expense ratio is higher than the median for its Peer Group, but not unreasonable considering the size of the Fund and the size of the entire family of Van Eck mutual funds. The Board concluded that the management fee charged to, and the total expense ratio of, the Fund are reasonable.

The Board noted that the Adviser has not realized profits during the past three years from operating the Fund. In view of the small size of the Fund and the fact that the Sub-Adviser is not affiliated with the Adviser, the Board concluded that profitability of the Sub-Adviser was not a relevant factor in its renewal deliberations regarding the Sub-Adviser. Similarly, the Board concluded that the Fund does not have sufficient assets for the Adviser or the Sub-Adviser to realize economies of scale for the foreseeable future, and, therefore, that consideration of breakpoints would not be warranted at this time.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreements for an additional one-year period.

Van Eck Funds, Inc.
Mid Cap Value Fund

On March 9, 2006, at a Special Meeting of Shareholders, the following proposals were voted:

	Shares Voted	% of Voted Shares

1. To elect the following nominees as Directors:

Richard C. Cowell
For	424,979.094	98.118%
Against	8,150.051	1.882%
Abstain	0.000	0.000%

Jon Lukomnik
For	423,960.208	97.883%
Against	9,168.937	2.117%
Abstain	0.000	0.000%

David J. Olderman
For	425,016.094	98.127%
Against	8,113.051	1.873%
Abstain	0.000	0.000%

Ralph F. Peters
For	424,979.094	98.118%
Against	8,150.051	1.882%
Abstain	0.000	0.000%

Wayne H. Shaner
For	423,960.208	97.883%
Against	9,168.937	2.117%
Abstain	0.000	0.000%

R. Alastair Short
For	424,905.743	98.101%
Against	8,223.402	1.899%
Abstain	0.000	0.000%

Richard D. Stamberger
For	426,007.743	98.356%
Against	7,121.402	1.644%
Abstain	0.000	0.000%

Van Eck Funds, Inc.
Mid Cap Value Fund

	Shares Voted	% of Voted Shares

2. To modify or eliminate fundamental investment restrictions:

(2A) Borrowing
For	302,531.252	69.848%
Against	20,114.385	4.644%
Abstain	28,390.508	6.555%
Broker non-votes	82,093.000	18.953%

(2B) Underwriting
For	303,718.252	70.122%
Against	17,001.385	3.925%
Abstain	30,316.508	7.000%
Broker non-votes	82,093.000	18.953%

(2C) Lending
For	303,030.366	69.963%
Against	18,796.271	4.340%
Abstain	29,209.508	6.743%
Broker non-votes	82,093.000	18.953%

(2D) Senior Securities
For	305,538.366	70.542%
Against	16,714.271	3.859%
Abstain	28,783.508	6.645%
Broker non-votes	82,093.000	18.953%

(2E) Real Estate
For	301,421.794	69.592%
Against	20,227.843	4.670%
Abstain	29,386.508	6.785%
Broker non-votes	82,093.000	18.953%

(2F) Commodities
For	300,981.591	69.490%
Against	19,777.046	4.566%
Abstain	30,277.508	6.990%
Broker non-votes	82,093.000	18.953%

(2G) Concentration
For	300,999.252	69.494%
Against	17,220.385	3.976%
Abstain	32,816.508	7.576%
Broker non-votes	82,093.000	18.953%

Van Eck Funds, Inc.
Mid Cap Value Fund

	Shares Voted	% of Voted Shares

(2H) Diversification
For	305,284.252	70.483%
Against	16,187.385	3.738%
Abstain	29,564.508	6.825%
Broker non-votes	82,093.000	18.953%

(2I) Mortgaging, pledging or hypothecating
For	300,849.366	69.460%
Against	19,756.271	4.561%
Abstain	30,430.508	7.026%
Broker non-votes	82,093.000	18.953%

(2J) Margin
For	296,213.823	68.389%
Against	23,759.814	5.486%
Abstain	31,062.508	7.171%
Broker non-votes	82,093.000	18.953%

(3) To approve a Manager of Manager’s Structure for the Fund.
For	301,716.119	69.660%
Against	17,686.086	4.083%
Abstain	31,633.940	7.304%
Broker non-votes	82,093.000	18.953%

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com
Account Assistance:	1.800.544.4653

This report must be preceded or accompanied by a Van Eck Funds or Van Eck Funds, Inc. Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing.

Additional information about the Fund’s Board of Trustees/Directors/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800. SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck Funds, Inc. disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck Funds, Inc. is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK FUNDS, INC.

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  September 1, 2006
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date  September 1, 2006
      -----------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         ------------------------

Date  September 1, 2006
      -----------------